                                                                    EXHIBIT 10.8

                                                        ONE TENANT, ONE PROPERTY

THIS LEASE dated as of March 19, 1999 is made and entered into:

BETWEEN:

                RIVERPOINT STRATEGIES PARTNERSHIP, a
                corporate partnership between 531968 B.C.
                LTD. and RIVERPOINT BUSINESS PARK LTD.

                (the "Landlord")

                                                               OF THE FIRST PART

AND:

                CANADIAN SPRINGS WATER COMPANY

                (the "Tenant")

                                                              OF THE SECOND PART

AND:

                SPARKLING SPRING WATER LIMITED

                (the "Indemnifier")

                                                               OF THE THIRD PART

who, in consideration of the rents and covenants herein contained, agree as follows:

ARTICLE 1. GRANT AND BASIC TERMS

        1.1 GRANT

        The Landlord, being the owner of an estate in fee simple in the Property (as hereinafter defined) subject to registered encumbrances, liens and interests, if any, in consideration of the rents, covenants and agreements herein reserved and contained on the part of the Tenant to be paid, observed and performed, by these presents demises and leases the Property to the Tenant.

        1.2 RESERVATION

        Notwithstanding anything to the contrary contained herein, the parties agree that the Landlord has excepted and reserved unto itself, its agents, employees and contractors the right, upon reasonable notice to the Tenant, for free passage, with or without vehicles or other machinery, over the Property and any Building forming part thereof or situate on the Property, to and for:

        (a) the running of water and sewage and the provision of any other utilities to any Building forming part of the Property or on land adjoining the Property, over any part of the Property and in and through sewers, drains or any other works made over, through, or under any part of the Property and the right to construct or lay down upon, under or through such part of the Property as maybe unbuilt upon any works including without limitation gas and water mains, culverts and sewers and electricity carrying wires and cables and telephone and other communications related conduits, poles, wires and cables, with power at all reasonable times to enter upon any part of the Property for the purpose of constructing and laying the same, or of examining the state of repair thereof, and for the purpose of repairing or renewing the same;

        (b) the performance of repairs and maintenance which it is the Landlord's responsibility to perform pursuant to Paragraph 6.4 hereof,

on the basis that in carrying out any such operations, repairs and maintenance, the Landlord will use its best efforts not to unreasonably disturb the Tenant's business, provided however Rent will not abate while any such work is being performed, and the Landlord will not be liable for any damage, injury or death caused to any person or to the property of the Tenant or of others arising as a result of such entry and passage unless such damage, injury or death arises as a result of the negligence or wilful acts of the Landlord or those for whom it is, in law, responsible.

        1.3 BASIC TERMS

        The basic terms of this Lease are:

        (a)     (i)  Landlord:                     RIVERPOINTE STRATEGIES PARTNERSHIP

               (ii)  Address of Landlord:          5367 Kingsway, Burnaby, B.C.  V5H 2G1

        (b)     (i)  Tenant (legal name):          CANADIAN SPRINGS WATER COMPANY


               (ii)  Address of Tenant:            6560 McMillan Way,
                                                   Richmond B.C.

                                                   Tel:____________ Fax:____________

              (iii)  Individual to contact:        Mr. Tom Ferries

               (iv)  Operating Name of Business:   CANADIAN SPRINGS WATER COMPANY

        (c)          Indemnifier(s):               SPARKLING SPRING WATER LIMITED

        (d)     (i)  Property:                     as described in Schedule "B"

               (ii)  Civic Address of Property:    6560 McMillan Way,
                                                   Richmond, B.C.

              (iii)  Area of Premises:             approximately 45,287 square feet, subject
                                                   to Subparagraph 22.1(c)

        (e)     (i)  Term:                         Twelve (12) years

               (ii)  Option(s) to Renew:           Yes (see Article 19)

              (iii)  Terms of Renewal Option(s):   Two (2) options of four (4) years each at
                                                   fair market Basic Annual Rent

        (f)          Commencement Date:            May 1, 1999

        (g)          Termination Date:             April 30, 2011

        (h)          Lease Void Date (if           August 1, 1999
                     Property is not available,
                     see Subparagraph 2.1(c)):

        (i)          Rent:


                (i)  Basic Annual Rent

       Lease Year           Rate Per Sq. Ft.           Per Annum              Per Month
                                Per Annum

          1-4                   *$ 9.26               *$419,199.96             *$34,933.33

          5-8                    *$9.92               *$449,199.96             *$37,433.33

          9-12                  *$10.65               *$462,199.96             *$40,183.33

* as determined in accordance with Subparagraphs 3.1(a)(i).

                     The Basic Annual Rent shall be adjusted if the Area of the Premises varies from the area set forth above.

               (ii)  Additional Rent:              as set forth in Subparagraph 3.1(b)

              (iii)  Rent Abatement:               N/A

        (j)          Permitted Use:                Processing and warehousing together with
                                                   related office functions.

        (k)     (i)  Rental Deposit:               $78,912.50
                     (see Paragraphs 3.3 and 3.4)

               (ii)  Rental Deposit to be

                     applied as follows:           first to the Rent under the Lease for the
                                                   first month of the initial Term of this
                                                   Lease, and secondly as a security deposit.

        (l)          Lease Registration Deposit:   $500.00 (see Paragraph 18.8);

        (m)          Management Fee:               2% of Basic Annual Rent (see
                                                   Paragraph 5.36);

        (n)          Schedules:                    The schedules attached to this Lease are
                                                   incorporated into and form an integral
                                                   part of this Lease and are as follows:

                                                   Schedule "A" -- Plan of the Property

                                                   Schedule "B" -- Legal Description of the
                                                   Property and registered encumbrances

                                                   Schedule "C" -- Option to Expand Premises

                                                   Schedule "D" -- Option to Relocate

        (o)          Definitions:                  In this Lease, the words, phrases and
                                                   expressions set forth in Article 22 are
                                                   used with the meanings defined therein.


ARTICLE 2. TERM OF LEASE

        2.1 TERM

        TO HAVE AND TO HOLD the Property unto the Tenant during the Term, from and including the Commencement Date to and including the Termination Date PROVIDED THAT:

        (a) if the date on which the Premises have been substantially completed and made available for occupancy by the Tenant (the "Availability Date") is prior to the Commencement Date, then the Tenant at its sole option may occupy the Property from and after the Availability Date and shall pay Rent, apportioned for the period from and after the Availability Date until the Commencement Date, at the same rates as are applicable with respect to the portion of the Term immediately following the Commencement Date and the Tenant shall during that period observe and comply with and be bound by all other terms and conditions of this Lease insofar as they are applicable; and

        (b) if the Availability Date is subsequent to the Commencement Date, but before the Lease Void Date, then this Lease shall not be void or voidable nor shall the Landlord be liable for any loss or damage resulting therefrom and the Tenant shall take possession of the Property on the Availability Date as determined by the Landlord. In such case the Commencement Date shall be the first day of the month next following the Availability Date, the Term of this Lease shall commence on the Commencement Date as so determined, the Termination Date shall be adjusted accordingly and the immediately preceding Subparagraph shall apply with respect to the time period between the Availability Date and the Commencement Date; and

        (c) if the Availability Date is on or after the Lease Void Date, then, at the Tenant's option, this Lease shall on the Lease Void Date cease to be of any force or effect and the parties shall have no claims against each other with respect to it or the subject matter of it and the Renal Deposit shall forthwith be returned to the Tenant. If the Tenant does not elect to void this Lease, then the terms of Subparagraph 2.1(b) shall apply to the extent that they are reasonably applicable.

        2.2 STATE OF PROPERTY

        The Tenant will examine the Property before taking possession of the Property and such taking of possession will be, in the absence of an agreement signed by the Landlord in writing to the contrary, conclusive evidence as against the Tenant that at the time thereof the Property was in good order, ready for occupancy and use as applicable and in condition called for under this Lease and that no further work or improvements were required be done with respect to the Property or any part thereof and that there was no unsatisfied promise made by the Landlord to alter, remodel, decorate, improve or otherwise do any work whatsoever with respect to the Property or any part thereof save and except for defects that could not be identified by visual inspection. The Tenant agrees that there is no representation from the Landlord with respect to the Property other than as set out in this Lease, including without limitation any representation with respect to the suitability of the Property for the conduct of the Tenant's business or whether the Property is subject to a zoning which permits the carrying of that business. The Tenant will not be required to take possession of the Property until it is satisfied, acting reasonably, as to its condition as contemplated in this Paragraph 2.2 unless and until an agreement signed by the Landlord acknowledging any defects, repairs or further work or improvements required by the Tenant.

ARTICLE 3. BASIC ANNUAL RENT, ADDITIONAL RENT, DEPOSIT

        3.1 RENT

        The Tenant covenants and agrees to pay to the Landlord at the Address of the Landlord set forth in Subparagraph 1.3(a)(ii), or at such other place as the Landlord may direct in writing, Rent in lawful money of Canada payable in consecutive monthly instalments in advance on the first day of each and every month during the Term hereof as follows:

        (a)     as Basic Annual Rent:

                (i) for those Lease Years with respect to which amounts are set forth in the second and third columns in the table in

                        Subparagraph 1.3(i)(i), in amounts per month as set forth in those columns, and

                (ii) Subparagraph 3.1(a)(ii) has been intentionally deleted and shall be of no effect.

        (b)     as Additional Rent:

                (i) the Taxes payable by the Tenant pursuant to and as set forth in Paragraph 5.27,

                (ii) the Operating Expenses pursuant to and as set forth in Paragraph 5.34,

                (iii) the Management Fee pursuant to and as set forth in Paragraph 5.36, and

                (iv) all other amounts payable by the Tenant to the Landlord pursuant to this Lease.

        3.2 ARBITRATION OF RENT

        Paragraph 3.2 has been intentionally deleted and shall be of no effect.

        3.3 RENTAL DEPOSIT

        The Landlord acknowledges receipt of the Rental Deposit from the Tenant in the amount set forth in Subparagraph 1.3(k)(i) and provided that the Tenant has not committed any uncured default under the Lease prior to the time of the intended application, the Rental Deposit shall be applied as set forth in Subparagraph 1.3(k) (ii) and otherwise it may, at the Landlord's option, be applied by the Landlord in accordance with the terms of the immediately following Paragraph.

        3.4 DEPOSIT APPLICATION

        The Landlord may, acting reasonably, use, retain or apply all or part of the Rental Deposit to the extent required for the payment of any Rent which the Tenant has not paid on the date due or as compensation on account for any loss or damage arising from the breach or default by the Tenant of any provision of this Lease. If the Landlord uses, retains or applies all or part of the Rental Deposit for any purpose other than the payments set forth in Subparagraph 1.3(k)(ii), then the Tenant will, forthwith upon notice from the Landlord, pay to the Landlord the amount required to restore the Rental Deposit to its original amount.

        3.5 ADDITIONAL RENT

        All payments, other than payments on account of Basic Annual Rent, required to be made by the Tenant under or in respect of this Lease shall be deemed to be Additional Rent and shall be paid as Rent to the Landlord, or to such agent or agents of the Landlord as the Landlord shall hereinafter from time to time direct in writing to the Tenant, and the Landlord shall have as a result of any nonpayment of any Additional Rent the same remedies as the Landlord would have as a result of nonpayment of Basic Annual Rent.

        3.6 NO DEDUCTIONS

        All rent to be paid by the Tenant to the Landlord shall be paid without any deduction, abatement or set-off whatsoever, unless expressly set out herein.

        3.7 NET LEASE

        The Landlord and the Tenant agree that all expenses, costs, charges, payments and outgoings incurred in respect of the Property, or any other matter or thing affecting the Property shall, (unless otherwise expressly stipulated herein to the contrary), be borne by the Tenant, save and except:

        (a) costs of complying with the Landlord's specific obligations, if any, pursuant to the terms of this Lease which are expressed to be for the sole account of the Landlord; and

        (b)     all costs of initial construction of the Property,

and agree that the Rent to be paid by the Tenant shall be absolutely net to the Landlord and free of any deduction, abatement, set-off, Taxes, charges, rates, assessments, expenses, costs, payments or outgoings of every nature, save as set out herein, and agree that the Tenant shall pay all Taxes, charges, rates, assessments, expenses, costs, payments or outgoings of every nature relating to the Property.

        3.8 POSTDATED CHEQUES

        Should the Tenant demonstrate a pattern of late Rent payments, the Landlord may, at its option, require that the Tenant deposit with the Landlord postdated cheques for monthly Rent instalments. Said cheques shall be dated and be in amounts in accordance with the monthly payments of Rent including without limitation Sales Taxes and Management Fee.

        3.9 INTEREST

        When any payment of Rent shall not be paid when due, or when any cheque provided by the Tenant for any payment of Rent is not upon presentment honoured by the financial institution on which it is drawn, then the unpaid amount shall bear interest at the rate or rates per annum equal to THE ROYAL BANK OF CANADA prime lending rate as established from time to time plus two percentage points from the due date until paid, except that with respect to Taxes any amounts if unpaid by the Tenant to the Landlord by the due date shall bear a penalty and interest charges equal to the penalty and interest charges charged by the authority levying the Taxes, but this stipulation for interest and penalties shall not prejudice or affect any other remedies of the Landlord under this Lease.

        3.10 RENT ABATEMENT

        Paragraph 3.10 has been intentionally deleted and shall be of no effect.

ARTICLE 4. USE OF THE PROPERTY

        4.1 USE OF PROPERTY

        The Tenant shall use the Property for the Permitted Use, together with such lawful uses as are ancillary and appropriate to the normal course of such use of the Property, and for no other purpose, without the prior consent of the Landlord, which consent the Landlord may not unreasonably withhold or delay, and shall not permit or suffer any part of the Property to be used or occupied by any person other than the Tenant, its employees, licensees, agents, customers, and invitees except as permitted by this Lease.

        4.2 CONDUCT OF BUSINESS

        The Tenant shall only use the Property for the purposes as aforesaid, and shall only conduct or carry on its business therein, in full compliance with all applicable laws, regulations, requirements or guidelines in the Province of British Columbia, including any applicable laws, regulations, requirements or guidelines of the Federal Government of Canada or of the Government of the Province of British Columbia or the Municipality.

ARTICLE 5. TENANT'S COVENANTS

        The Tenant Covenants with the Landlord:

        5.1 RENT

        To pay to the Landlord the Rent payable in accordance with this Lease in the manner and at the times stipulated in this Lease without any deduction, abatement or set-off whatsoever, unless expressly set out in this Lease;

        5.2 UTILITIES

        To pay all charges for water, light, electricity, power, gas and all utilities supplied, delivered, provided to or made available upon the Property, and if at any time and for any reason during the Term of this Lease, or any extensions thereof, the Landlord is required to pay any of the foregoing, then the Tenant shall forthwith pay to the Landlord a sum equal to the amount so paid;

        5.3 SALES TAXES

        To pay to the Landlord an amount equal to the Sales Taxes related to any payments to be made by the Tenant under this Lease, it being the intention of the parties that the Landlord shall be fully reimbursed by the Tenant with respect to any and all Sales Taxes. The amount of the Sales Taxes shall be calculated by the Landlord in accordance with the applicable legislation and shall be paid to the Landlord at the same time as the amounts to which Sales Taxes apply are payable to the Landlord under this Lease or upon demand at such other time or times as the Landlord may from time to time determine;

        5.4 REPAIRS

        To well and sufficiently, at its sole cost and expense, maintain, service and repair (or replace components of) the Property and any Building forming part thereof (including without limitation all Building areas, concrete floors, partitioning, equipment, fixtures, heating, ventilation, air conditioning and plumbing apparatus, electric lighting fixtures and equipment, parking areas, driveways, loading areas, walkways and landscaping located thereon at the Commencement Date or subsequently placed or done), and to maintain such in good and sufficient repair and presentable appearance as a careful owner would do, save and except only for:

                (i) repairs and replacements for which the Landlord is responsible as expressly provided in this Lease, and

                (ii) damage by fire, earthquake or Act of God or other casualty against which and to the extent which the Property is required to be insured;

        5.5 VIEW REPAIRS

        To permit the Landlord, its agents or employees, to enter and view the state of repair, and to repair according to reasonable notice in writing except as aforesaid;

        5.6 MAKE REPAIRS

        To make all repairs as required by this Lease, whether pursuant to a notice from the Landlord or otherwise, in accordance with the reasonable standard specifies by the Landlord and to make all repairs to the approval of the Landlord, such approval not to be unreasonably withheld;

        5.7 CONDITION AT LEASE END

        At the expiration or earlier termination of this Lease to leave the Property clean, in good repair and otherwise in the condition in which the Tenant is required to maintain the same during the Term subject always to reasonable wear and tear. However, the reasonable wear and tear shall not in any way absolve the Tenant of its repair obligations contained in this Lease;

        5.8 MAINTENANCE CONTRACTOR

        To engage at its sole cost a bona fide maintenance contractor to provide routine preventative maintenance and any necessary repairs to all plumbing, heating, air conditioning and any other power or mechanical or utility systems servicing the Property or any Building forming pert thereof and to only engage such contractor as the Landlord has approved in writing prior to his engagement, such approval is not to be unreasonably withheld;

        5.9 GLASS

        To restore forthwith at the Tenant's expense and with glass of the same colour and quality any broken or damaged glass on the Property;

        5.10 OVERLOAD

        Not to bring upon the Property any machinery, vehicles, equipment, article or thing that by reason of its weight, size or use might damage the Property or any Building forming part thereof and not at any time to overload the floors of any Building, and if any damage is caused to the Property or any Building forming part thereof by any machinery, equipment, article or thing brought on by the Tenant or by any of its servants, agents or employees or any person having business with the Tenant or by overloading or by any act, neglect or misuse on the part of the Tenant or any of its servants, agents or employees or any person having business with the Tenant, to forthwith repair or pay to the Landlord the cost of making good such damage;

        5.11 NUISANCE

        Not to unreasonably do, suffer or permit any act or neglect which may in any manner, directly or indirectly, cause injury or damage to the Property or any other part thereof or to any fixtures thereon or appurtenances thereof or which may be or become a nuisance or interference to any occupants of any adjacent Property, or which, in the reasonable opinion of the Landlord, would render the Property or any part thereof less desirable or injure the reputation thereof;

        5.12 ASSIGNMENT, SUBLETTING, CHANGE IN CONTROL

        Not to assign, sublet or otherwise part with possession of the Property or any part thereof or allow or suffer the Property or any part thereof to become vested in or occupied by any person other than the Tenant for the whole or any part of the Term without first obtaining the written consent of the Landlord, such consent not to be unreasonably withheld. The Tenant may assign or sublet the Property without the Landlord's prior approval to any company that is a parent, subsidiary or an associate company of the Tenant, PROVIDED that this paragraph shall continue to be applicable after any assignment or subletting with respect to any further assignment or subletting. The Tenant agrees that no assignment or subletting shall in any manner release the Tenant from any covenant to be observed or performed on the part of the Tenant under this Lease during the Term or any renewal thereof unless the Landlord agrees in writing to release the Tenant. The parties agree that any transaction whereby the effective control of the Tenant, if the Tenant is a corporate entity, changes, then such change shall be deemed to be an assignment for the purposes of this Paragraph. Without restricting the generality of the foregoing, the parties agree that the Landlord can withhold consent to any assignment or subletting if the proposed assignee or subtenant does not execute an instrument in a form satisfactory to the Landlord agreeing to be bound by all of the terms and conditions and agreements in this Lease to the same extent as the Tenant is bound. The Tenant agrees that the Landlord shall not be obliged to consent to any modification of this Lease to permit a change of use by any proposed assignee or subtenant;

        5.13 TERMINATION OPTION ON ASSIGNMENT

        Paragraph 5.13 has been intentionally deleted and shall be of no effect;

        5.14 BYLAWS

        To abide by and comply with, at its own expense, all laws, by-laws, rules and regulations of any Municipal or other governmental authority which in any manner relate to or affect the business of the Tenant or the use of the Property by the Tenant and to indemnify and save harmless the Landlord from all costs, charges or damages to which the Landlord may be put or suffer by reason of any breach by the Tenant of any such law, rule or regulation;

        5.15 TENANT INSURANCE

        To obtain and maintain in full force at the Tenant's sole expense, for the benefit of the Landlord and the Tenant, insurance as follows:

        (a) public liability and property damage insurance with respect to the Property and the use thereof, such insurance to be in form and amounts satisfactory from time to time to the Landlord, acting reasonably, provided that the amount thereof shall be not less than $2,000,000.00 inclusive for each occurrence of bodily injury or death and property damage, and

        (b) fire and extended coverage insurance on the Tenant's improvements to the replacement cost thereof;

which policies of insurance shall name the Landlord as an additional insured thereunder and shall be in a form satisfactory, and with insurers acceptable, to the Landlord acting reasonably, and the Tenant shall deliver to the Landlord certificates of all such policies of insurance and furnish certificates of renewal of such insurance not less than five days prior to the expiration of any such policy or policies. All policies of insurance shall contain a clause or endorsement to the effect that they may not be terminated, or materially amended or altered, for any reason except after ten days written notice thereof to the Landlord. As often as any policies of insurance shall expire or terminate, the Tenant shall procure renewal or additional policies on the same terms and will provide proof of such renewal or additional policies no later than ten days before the expiry of the then existing policy;

        5.16 BLANKET INSURANCE

        The Tenant may at its option bring its obligations to insure under this Lease within the coverage of any blanket policy or policies of insurance which it may now or hereafter carry, by appropriate amendment, rider endorsement, or otherwise, so long as the interest of the Landlord shall be as fully protected thereby as if the Tenant had obtained individual policy or policies of insurance as required in the immediately preceding Paragraph;

        5.17 LANDLORD INSURANCE

        To pay to the Landlord, forthwith as requested by the Landlord as part of the Operating Expenses, the cost of insurance reasonably placed by the Landlord with respect to the Property and all improvements thereon and any interest or liability the Landlord has with respect thereto against loss by fire, broad extended coverage perils, malicious damage, public liability and such other coverages as the Landlord may reasonably desire and in such amounts as the Landlord may reasonably desire including, without limitation, loss of rental income arising from damage or destruction to the Property, all for the benefit of the Landlord from time to time during the Term this Lease and any extensions thereof. The Landlord may, at its option, bring its obligations to provide insurance to be paid for pursuant to this Paragraph within the coverage of any blanket policy or policies of insurance which it may now or hereafter carry by appropriate amendment, rider endorsement, or otherwise, so long as such insurance provides substantially the same benefit as if the Landlord had obtained individual policy or policies of insurance. If the Landlord brings its insurance obligations within the coverage of any blanket policy as aforesaid, the cost of insurance for the purposes of determining the amount to be paid by the Tenant shall equal an amount which the Landlord's insurance agent advises is the Landlord's proportionate share of premiums under the blanket for the Property. When such policy or policies of insurance shall expire or terminate, the Landlord shall procure renewal or additional policies;

        5.18 INCREASED INSURANCE

        Not to do or permit anything to be done whereby any policy of insurance on or relating to the Property may become void or voidable. If the Landlord in its sole discretion agrees to permit a usage of the Property which, in accordance with the advice from the Landlord's insurance agent, increases the cost of any insurance relating to the Property, the Tenant shall pay to the Landlord the amount by which the insurance premiums shall be so increased. If the Landlord receives notice of cancellation respecting any insurance policy or if any insurance policy upon any Building on the Property or relating to any other part of the Property is cancelled or an insurer refuses to renew it by reason of the use or occupation of the Property or any part thereof by the Tenant or by any assignee or sub-lessee of the Tenant or by anyone permitted or suffered by the Tenant to be upon the Property, whether with or without the Landlord's consent, the Tenant shall remedy or cease such use or occupation forthwith upon the Landlord's written demand to do so and if the Tenant fails to do so forthwith or fails forthwith to procure equivalent insurance to that cancelled or refused, the Landlord may, at its option, forthwith terminate this Lease and the Tenant shall thereupon immediately deliver up vacant possession of the Property to the Landlord;

        5.19 UNINSURED DAMAGE

        If, during the Term of this Lease and any renewals thereof, any part of the Property (including without limitation water pipes, drainage pipes, electric equipment, boilers, engines, any other apparatus or equipment which may be used for the purpose of heating or air conditioning of any Building on the Property, the roof, stairways, passageways, entrances, inside or outside walls) get out of repair or become damaged or destroyed due to the negligence, or misuse or carelessness of the Tenant, those for whom it is, in law, responsible, or anyone permitted by it to be on the Property, or if through such lack of repair, damage or destruction there is any damage or injury to the Building or any other part of the Property, to pay to the Landlord forthwith upon demand, the expense of the necessary repairs, replacements or alterations;

        5.20 REFUSE

        Not to permit the Property or any part thereof to become untidy, unsightly or hazardous or permit unreasonable quantities of waste or refuse to accumulate thereon and to comply with all laws, by-laws and regulations applicable thereto, including without limitation any reasonable rules and regulations stipulated by the Landlord to be of general application to the Property, but this Paragraph shall not impose any obligation on the Tenant in respect of the initial construction obligations of the Landlord under this Lease;

        5.21 LIENS

        Not to suffer or permit any builders' liens for work, labour, services or material ordered by the Tenant or for the cost of which the Tenant may be in any way obligated during the Term of this Lease or any extensions thereof to attach to the Property or any part thereof and that whenever any such lien shall attach or claim therefor shall be filed, and within ten days after the Tenant has notice of the claim for liens, to procure the discharge thereof by payment or by giving security therefor in such manner as is or may be required or permitted by law. The Tenant agrees to allow the Landlord to post and keep posted on or about the Property and any Building thereon any notice which the Landlord may wish to post under the provisions of the Builders' Lien Act or any legislation which may replace this Act;

        5.22 CLAIM WAIVER

        To waive all claims against the Landlord for damage to goods, wares and merchandise in, upon or about the Property or any part thereof and for injuries, including death resulting at any time therefrom, to persons in or about the Property from any cause whatsoever arising at any time, save and except for such claims, notion or causes of action as are caused by the negligence or wilful misconduct of the Landlord or those for whom it is, in law, responsible;

        5.23 INDEMNITY FROM TENANT

        To indemnify and save harmless the Landlord from and against any and all costs, damages, actions or causes of action which the Landlord may sustain, incur or be put to by reason of or arising out of the use or occupation of the Property and the exercise of any right pursuant to this Lease by the Tenant, other than those caused by the negligence or wilful act or breach by the Landlord, or those for whom the Landlord is in law responsible, of this Lease or of any other agreement between the parties;

        5.24 FURNACE

        To the extent possible, to operate every furnace employed in the working of engines by steam or other motive power and every other furnace or heating device employed in any Building on the Property or on the Property so as substantially to consume or burn the smoke produced by such furnace or heating device and will not use or suffer to be used negligently any such furnace or heating device and will ensure that the smoke produced therefrom is substantially consumed or burned and will not cause or permit grit, dust or noxious or offensive effluvia to be emitted from any engine, furnace or apparatus on the Property contrary to any law and will use the best practical means reasonably available for prevention or counteracting such emission, provided that the Tenant shall not be in breach of this paragraph if the heating equipment provided in the Building does not permit compliance with such laws as aforesaid;

        5.25 AUCTION

        Not at any time permit any sale by auction to be held upon the Property or any part thereof without the consent in writing of the Landlord, such consent not to be unreasonably withheld;

        5.26 DEFAULT COSTS

        If any payment of Rent shall not be paid when due, or if any cheque provided by the Tenant for any payment of Rent, upon presentation, is not honoured by the financial institution on which it is drawn, or if the Landlord has given to the Tenant written notice of a breach of any of the agreements or covenants made by the Tenant, and if applicable a reasonable time within which to remedy such breach, to pay to the Landlord all reasonable costs, charges and expenses, including without limitation any actual solicitor fees, incurred by the Landlord for the purpose of or incidental to the preparation and service of any such notice or of any further notice or of any proceedings to enforce the Landlord's right under this Lease;

        5.27 TAXES

        To pay to the Landlord during the Term or any renewal thereof, in advance, in equal consecutive monthly instalments and payable on the dates the monthly instalments of the Basic Annual Rent are payable, all Taxes that are directly attributable to the Property;

        5.28 TAX ESTIMATE

        The amount of Taxes as aforesaid may be estimated by the Landlord, acting reasonably, for each year of the Term and if the Landlord furnishes to the Tenant an estimate of such Taxes the Tenant shall pay to the Landlord such estimated Taxes in equal monthly instalments in advance as aforesaid during such year of the Term. The Landlord may, if during the course of any such year of the Term there shall be an increase or decrease in the Landlord's estimate of such Taxes for such year of the Term, adjust its estimate and, upon the Tenant being notified of such adjustment, the Tenant's monthly instalments of such estimated share of Taxes from and including the instalment next due after the giving of notice of adjustment shall be adjusted in accordance with the Landlord's notice. When the Taxes for such year of the Term are finally determined by the Landlord, the Landlord shall furnish the Tenant with a statement showing the actual amount of the Taxes for such year of the Term and the Landlord and Tenant covenant and agree each with the other that if an overpayment of such Taxes has been made by the Tenant the Landlord shall credit such amount to such Taxes for the next following year of the Term and if there is no such next following year of the Term, the Landlord shall repay the amount of such overpayment to the Tenant and if an amount remains owing to the Landlord in respect of such Taxes the Tenant shall forthwith pay such amount to the Landlord;

        5.29 TAX ADJUSTMENT

        If the Tenant has paid the Taxes for a particular tax year and the Landlord thereafter receives a refund of any portion of such Taxes, the Landlord shall make an appropriate refund to the Tenant;

        5.30 IMPROVEMENT TAXES

        To pay when due all taxes, rates, duties and assessments now charged or to be charged against these improvements on the Property deemed to be fixtures, machinery and similar things of a commercial or industrial undertaking which may be removed by the Tenant;

        5.31 TENANT'S BUSINESS TAXES

        To pay when due all taxes, rates, duties and assessments now charged or to be charged to the Tenant against the Tenant's personal property on the Property or with respect to this Lease, rental, carrying on of business at or use or occupancy of the Property, other than the income tax of the Landlord;

        5.32 PROOF OF TAX PAYMENT

        Upon written request of the Landlord to promptly deliver to the Landlord for inspection, receipts for payment of all the Tenant's taxes. The Tenant may contest the amount or validity of any such taxes, rates, levies and assessments by appropriate legal proceedings but this shall not be deemed or in any way construed as relieving, modifying or extending the Tenant's covenant to pay any such taxes, rates, levies and assessments at the time and in the manner provided;

        5.33 REIMBURSE LANDLORD

        To reimburse the Landlord forthwith upon demand, for all costs incurred by the Landlord in making good any damage caused to the Building or any part of the Property as a result of the negligence or wilful act of the Tenant, those for whom it is, in law, responsible or other persons from time to time in or about the Property and to reimburse the Landlord forthwith on demand for any payments made by the Landlord on behalf of the Tenant which are the Tenant's responsibility to pay under this Lease and to pay to the Landlord any monies due pursuant to Paragraph 8.4 hereof;

        5.34 OPERATING EXPENSES

        To pay to the Landlord, during each year of the Term, in advance, in equal consecutive monthly instalments payable on the dates the monthly instalment of Basic

Annual Rent is payable, the Operating Expenses. The amount of Operating Expenses may be estimated by the Landlord, acting reasonably, for each year of the Term and the Landlord shall furnish to the Tenant an estimate of such Operating Expenses and the Tenant shall pay to the Landlord such estimated Operating Expenses in monthly instalments in advance as aforesaid during such year of the Term. The Landlord, acting reasonably, may, if during the course of any such year of the Term there shall be any increase or decrease in the Landlord's estimate of such Operating Expenses for such year of the Term, adjust its estimate and upon the Tenant being notified of such adjustment the Tenant's monthly instalments of such estimated Operating Expenses from and including the instalment next due after the giving of notice of adjustment shall be adjusted in accordance with the Landlord's notice;

        5.35 OPERATING EXPENSES RECONCILIATION

        When the Operating Expenses for a year of the Term are finally determined by the Landlord, the Landlord shall furnish the Tenant with a statement showing the actual amount of the Operating Expenses for such year of the Term and the Landlord and Tenant covenant and agree that if any overpayment of such Operating Expenses has been made by the Tenant the Landlord shall credit such amount to such Operating Expenses for the next following year of the Term and if there is no such next following year of the Term such amount shall be paid forthwith by the Landlord to the Tenant and if an amount remains owing to the Landlord in respect of such Operating Expenses the Tenant shall forthwith pay such amount to the Landlord. In the event of a dispute as to any amount payable by the Tenant as Operating Expenses, the dispute will be referred to a single arbitrator in accordance with the provisions of the Commercial Arbitration Act whose decision will be conclusive and binding upon both the Landlord and the Tenant;

        5.36 MANAGEMENT FEE

        To pay to the Landlord, concurrently with the payment of Basic Annual Rent, (the "Management Fee") in the amount equal to the percentage of the Basic Annual Rent as outlined in Subparagraph 1.3(m) ; and

        5.37 PAYMENT BY LANDLORD

        If the Landlord is required by lawful authority or considers it desirable to pay the Tenant's improvement taxes or business taxes payable by the Tenant pursuant to Paragraph 5.30 and/or 5.32 which the Tenant fails or neglects to pay, the Tenant shall pay the amount thereof to the Landlord forthwith after written request therefor.

ARTICLE 6 LANDLORD'S COVENANTS

        The Landlord covenants with the Tenant:

        6.1. QUIET ENJOYMENT

        For quiet enjoyment;

        6.2 TITLE

        That the Landlord has good and marketable title to the Property and that it has the right to enter into this Lease;

        6.3 TAXES

        To pay or cause to be paid all Taxes, rates and assessments now or hereafter levied, rated or assessed against the Property including, without limiting the generality of the foregoing, sewer taxes and charges, but this Paragraph 6.3 does not alter any obligations of the Tenant under any of the Provisions of Article 5;

        6.4 REPAIRS.

        To repair, replace and keep in repair as may be necessary, the roof deck (excluding non-structural components), the exterior and structure of the Building forming part of the Property, and to make all necessary structural repairs and replacements to the Building and such other maintenances and repairs as the Landlord shall think fit from time to time. The cost of such repairs, maintenance and replacements shall be borne by the Tenant as provided for in
Article 5 hereof save for structural repairs required by reason of inherent structural defects which repairs shall be made at the sole expense of the Landlord;

        6.5 INSURANCE

        To insure the Building forming part of the Property and any interest or liability the Landlord has with respect to the Building and the Property, against loss by fire, broad extended coverage perils, malicious damage, public liability and such other coverages as the Landlord may reasonably desire in such amounts as the Landlord may reasonably desire including, without limitation, loss of rental income. The expense of such insurance shall be borne by the Tenant as provided for in Article 5 hereof. Each policy of insurance will contain a waiver of the Landlord's insurer's right of subrogation with respect to any claims against the Tenant, its officers, directors and employees;

        6.6 SUPPLIER'S WARRANTIES

        That with respect to repairs for which the Landlord is not responsible hereunder, the Landlord shall make available and hereby assigns to the Tenant the benefit of any manufacturer's, supplier's or installer's warranties relating to the Property;

        6.7 COMPLIANCE WITH LAWS

        To construct the Building in compliance with all applicable federal, provincial and Municipal laws, regulations, bylaws, regulations and building codes; and

        6.8 COMPLIANCE WITH NON-FINANCIAL CHARGES

        The Landlord represents, warrants and covenants that the Property as at the Commencement Date will be in compliance with all of the terms and conditions of the non-financial charges registered against the Property set out in Schedule "B" hereto.

ARTICLE 7 IMPROVEMENTS AND ALTERATIONS

        7.1 ALTERATIONS

        The Tenant shall not make any major alterations, additions or improvements in or to any improvements on the Property, nor erect, construct or install upon the Property alterations or improvements in addition to those located thereon on the Commencement Date or on the Availability Date (whichever is earlier), without obtaining the Landlord's prior written consent, such consent not to be unreasonably withheld or delayed, PROVIDED HOWEVER, that in the case of very minor alterations and improvements such consent will not be required. All such work shall be done at the Tenant's sole expense and at such times and in such manner as the Landlord, acting reasonably, may approve and in accordance with all applicable laws, bylaws and regulations.

        7.2 RESTORATION

        In the event that any alterations, additions or improvements are made to the Property by the Tenant, the Tenant shall, on the written request of the Landlord, restore the Property to its original condition not later than 15 days prior to the expiration or other termination of this Lease or of any extension thereof. The Tenant agrees that if the Landlord by written notice to the Tenant requires that:

        (a) some or all of the alterations, additions and improvements to the Property, other than moveable business or trade fixtures, equipment and chattels, remain, then they shall remain as absolute property of the Landlord without any compensation to the Tenant;

        (b) the Tenant restore the Property to the condition it was in on the earlier of the Commencement Date or the Availability Date, whichever is earlier, to such extent as the Landlord may require while retaining the alterations, additions and improvements specified by the Landlord in the notice, then the Tenant shall restore in accordance with the Landlord's notice, without in any case any compensation to the Tenant therefor. If the Tenant does not restore the Property forthwith after written notice by the Landlord to that effect, the Landlord may restore same at the expense of the Tenant and the Tenant shall, upon written demand, forthwith pay to the Landlord the cost of such restoration.

        7.3 REMOVAL OF GOODS

        All articles of personal property and all business and trade fixtures, machinery and equipment and furniture owned by the Tenant or installed by the Tenant in the Property at the Tenant's expense shall remain the property of the Tenant and may, provided the Tenant is not in uncured default hereunder, be removed by the Tenant at any time during the Term of this Lease. The Landlord may require the Tenant to remove all or any part of such property at the expiration of this Lease or any renewals thereof. In all cases the Tenant, at its own expense, shall repair any damage to the Property caused by such removal or by the original installation. If the Tenant does not remove its property forthwith after written notice by the Landlord to that effect, such property shall, if the Landlord so elects, be deemed to become the Landlord's property or the Landlord may remove the same at the expense of the Tenant and the Tenant shall on written demand forthwith pay to the Landlord the cost of such removal and any necessary storage charges. The Landlord shall not be responsible for any loss or damage to such property because of such removal.

ARTICLE 8 GENERAL INDEMNIFICATION AND LIMITATION OF LIABILITY

        8.1 LANDLORD NOT LIABLE

        The parties agree that the Landlord shall not be liable for:

        (a) any injury, or death resulting at any time from such injury, to the Tenant, any agent or employee of the Tenant, any person visiting or doing business with the Tenant or any other person; or

        (b) damage to any property belonging to the Tenant or to any agent or employee of the Tenant, or to the property of any person visiting or doing business with the Tenant or to that of any other person while such property is on the Property, whether such property has been entrusted to any employee or agent of the Landlord or not, and without limiting the generality of the foregoing the Landlord shall not be liable for any loss, injury (and death resulting at any time therefrom), damage or expense resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or overflow or leakage of water from any part of the Property or any the Building or Buildings located on the Property or from pipes, appliances, drains or plumbing works or from the roof, street or subsurface or from any other place, or in any other manner, or by seepage from adjoining lands or by any accident or misadventure to or arising from the use and operation of machinery, elevator, heating apparatus, electrical wiring and appliances, gas or other pipes and appliances or any other fixtures, whether or not such damage is incurred by the act, or default of the Landlord or those for whom it is, in law, responsible and in any manner whatsoever, save and except for the negligence or wilful misconduct or breach of this Lease by the Landlord or those for whom it is, in law, responsible.

        8.2 CONSEQUENTIAL DAMAGE

        Under no circumstances shall the Landlord be liable for indirect or consequential damage, or damages for personal discomfort or illness, by reason of the non-performance or partial performance of any covenants of the Landlord herein contained, including the heating of the Building or the operation of the air-conditioning equipment, plumbing or other equipment in the Building or on the Property, save and except where such damages are caused by the negligence or wilful default by the Landlord of any of the terms of this Lease.

        8.3 RECIPROCAL INDEMNITY

        The Tenant agrees to indemnify and save the Landlord harmless and the Landlord agrees to indemnify and save the Tenant harmless for and from all expense, damage, loss or fines incurred or suffered by reason of any breach, violation or non-performance of any covenant or provision of this Lease and by reason of damage to persons or property caused by the Tenant or the Landlord, their employees, or agents or persons visiting or doing business with the Tenant in respect of or on the Property.

        8.4 LANDLORD RIGHT TO PERFORM TENANT'S COVENANT

        If the Tenant shall fail to perform or cause to be performed each and every one of the covenants and obligations of the Tenant in this Lease contained, on the part of the Tenant to be observed and performed the Landlord, acting reasonably, shall have the right (but shall not be obligated) to perform or cause the same to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend moneys) and all payments, expenses, charges, fees (including all reasonable legal fees on solicitor and client basis) and disbursements reasonably incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord forthwith. Without limitation to the generality of the foregoing if the Tenant shall fail to repair in accordance with the provisions of this Lease, the Landlord, its agents or employees, acting reasonably may forthwith enter the Property and make the required repairs and for that purpose the Landlord may bring and leave upon the Property all necessary tools, materials and equipment and the Landlord shall not be liable to the Tenant for any inconvenience, annoyance or loss of business or any injury or damages suffered by the Tenant by reason of the Landlord effecting such repairs and the expense of such repairs shall be borne by the Tenant who shall pay same to the Landlord forthwith upon demand.

ARTICLE 9 SUBORDINATION AND STATUS CONFIRMATION

        9.1 SUBORDINATION

        If required by the Landlord so to do, the Tenant shall subordinate this Lease to any mortgages, including any deed of trust and mortgage and all indentures supplemental thereto, or other encumbrance or encumbrances, together with any renewal, extensions or replacements thereto, which now or hereafter during the said Term of this Lease, affect or relate to the Property, PROVIDED that any such subordination shall be on terms whereby the Tenant is entitled to remain in possession of the Property while not in default under this Lease and such Mortgagee, trustee or other encumbrancer enters into a non-disturbance agreement with the Tenant. The Tenant agrees to execute promptly, and within a period of 10 days of being so requested by the Landlord at any time and from time to time, any documents or assurances which the Landlord may reasonably require to confirm such subordination, PROVIDED ALWAYS, that so long as the Tenant is not in default under any of the terms, covenants or conditions of this Lease, neither this Lease nor any of the rights of the Tenant hereunder shall be terminated or subject to termination by reason of the bankruptcy of the Landlord or any action or proceeding for foreclosure.

        9.2 ESTOPPEL CERTIFICATES

        At any time and from time to time within ten business days after a written request by the Landlord, the Tenant will execute, acknowledge and deliver to the Landlord or such assignee, Mortgagee, proposed purchaser or other person as the

Landlord designates, a certificate in a form and content reasonably requested by the Landlord which certificate shall include, without limitation, a statement that:

        (a) this Lease is unmodified and in force and effect in accordance with its terms (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements) or if this Lease is not in force and effect, that it is not and whether or not the Tenant is in possession of the Property;

        (b) the date to which Rent has been paid under this Lease, with particulars of any prepayment of Rent;

        (c) whether or not there is an existing default by the Tenant in the payment of Rent or any other sum of money under this Lease, and whether or not there is any other existing default by any party under this Lease with respect to which a notice of default has been served or could be served, and if there is such a default specifying its nature and extent; and

        (d) whether or not there are any set-offs, defence or counterclaims against the enforcement of the obligations to be performed by the Tenant under this Lease.

ARTICLE 10 DAMAGE TO THE PROPERTY

        10.1 DAMAGE

        If during the Term the Property or the Building or any part thereof shall be damaged or destroyed by fire, or by any of the other perils insured against by the Landlord or insured against by the Tenant under the provisions of this Lease, then in such event:

        (a) if the damage or destruction is such that it does not render the Property wholly unfit for the use for which it is hereby demised, then this Lease shall remain in full force and effect but until such damage or destruction has been repaired to the extent of enabling the Tenant to use and occupy the whole of the Property, the Rent shall abate proportionately having regard to the fair market rental value of the part of the Property which remains fit for occupancy and the fair market rental value of the whole of the Property. The Landlord shall have no obligation or liability whatsoever to the Tenant, and the Tenant shall not be entitled to nor recover any damages whatsoever against the Landlord, for any loss occasioned by the said damage or destruction, but the Landlord shall, with reasonable diligence after the occurrence of the event causing said damage and to the extent that insurance proceeds are available for that purpose, cause the Property to be repaired to the same general condition in which it existed at the time of such damage or destruction;

        (b) if the damage or destruction is such that the Property is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy the same and if in either event the damage or destruction can, in the opinion of the Landlord's Architect, be repaired with reasonable diligence within 180 days from the happening of such damage or destruction, then, if such damage or destruction can be repaired for the amount of the net proceeds of available insurance, this Lease shall remain in full force and effect and the Landlord shall, with reasonable diligence, cause such damage or destruction to be repaired and the Rent hereby reserved shall abate from the date of the happening of such damage or destruction until the date the damage or destruction is made good to the extent of enabling the Tenant to use and occupy the Property;

        (c) if the damage or destruction is such that the Property is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy the same and if in either event the damage or destruction cannot in the opinion of the Landlord's architect be repaired with reasonable diligence within 180 days from the happening of such damage or destruction, then the Landlord or the Tenant may, within 30 days next following the date of such damage or destruction terminate this Lease by giving notice in writing to the other party of such termination, in which event this Lease and the Term shall cease and be at an end as of the date of such damage or destruction and the Rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such damage or destruction and any necessary refund shall be made with respect to payments already made;

        (d) if neither party shall exercise its option to terminate the Lease as provided in the immediately preceding Subparagraph and if the damage or destruction can be repaired for the amount of the net proceeds of the said insurance, this Lease shall remain in full force and effect and the Landlord shall, if such damage or destruction can be repaired for the amount of the net proceeds of available insurance, with reasonable diligence and without avoidable delay, cause such damage or destruction to be repaired and the Rent hereby reserved shall abate from the date of the happening of such damage or destruction until the date when the

                Landlord makes the Property available to the Tenant to resume occupancy; and

        (e) if the damage or destruction is such that it does not render the Property wholly unfit for the use for which it is hereby demised and if the Landlord and Tenant are unable to agree on the respective fair market rental value of the part of the Property which remains fit for occupancy and the fair market rental value of the Property, for the purposes of calculating the rental abatement proportion, the matter shall be referred to a sole arbitrator in accordance with the Commercial Arbitration Act of British Columbia, and the cost of the arbitration shall be borne equally by the Landlord and Tenant. Fair market rental value to be determined by arbitration shall be based on the then current fair market rent for similar premises in similar locations and shall be based on the use specified under this Lease.

        10.2 DAMAGE DUE TO TENANT'S ACTS

        If the damage or destruction referenced in the immediately preceding Paragraph is due to the negligence or overt acts of the Tenant or its agents and/or servants or others for whose acts the Tenant is at law responsible, then notwithstanding anything to the contrary hereinbefore contained, and so often as the same shall occur:

        (a) The Landlord may at its option and without prejudice to any rights of action it may have against the Tenant either:

                (i) forthwith rebuild and make the Property fit for the purposes of the Tenant, or

                (ii) by notice in writing mailed to the Tenant at its last known address forthwith terminate this Lease and may thereafter deal with the Property as fully and effectually as if this Lease had not been entered into;

        (b) If the Landlord shall rebuild and make the said Property fit for the purposes of the Tenant, the Tenant shall continue to pay Rent to the landlord as hereinbefore provided notwithstanding that the Property may have been wholly or partly unusable as a result of such damage or destruction.

        10.3 DAMAGE TO IMPROVEMENTS

        If any damage occurs to the Tenant's improvements in the Property, the Tenant covenants to repair such damage or replace the damaged improvements, as applicable, all to a standard specified by the Landlord acting reasonably, and the Tenant covenants to utilize for that purpose the proceeds of the insurance referenced in subparagraph 5.15(ii) if they are made available by the Landlord for that purpose.

ARTICLE 11 EXPROPRIATION

        11.1 EXPROPRIATION

        If any part of the Property shall be taken or expropriated for a public or quasi-public use, and a part thereof remains which is suitable for the use for which it is hereby demised, then this Lease shall, as to the part so taken, terminate as of the date title shall vest in the expropriator and the Rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the Term only such portion of such rent as the value of the part remaining after the expropriation bears to the value of the entire Property at the date of expropriation. If the parties cannot agree on this value, either the Landlord or the Tenant may submit the determination of the value to binding arbitration by a sole arbitrator in accordance with the Commercial Arbitration Act of British Columbia. If all of the Property is to be taken or expropriated, or so much thereof that the aforesaid use by the Tenant shall be substantially impaired, this Lease, at the Tenant's option exercisable by written notice delivered by the Tenant within ten days after the taking or expropriation, shall terminate upon the expiry of that ten day period. All compensation awarded or granted upon any such expropriation or taking shall go to the Landlord and the Tenant as their interests may appear.

ARTICLE 12 BANKRUPTCY, INSOLVENCY OR EXECUTION

        12.1 INSOLVENCY

        In the event that:

        (a) the Term hereby granted or any part of it or any of the goods or chattels of the Tenant shall be at any time seized or taken in execution or in attachment by any creditor of the Tenant; or

        (b) the Tenant shall become insolvent or take the benefit of any Act for bankrupt or insolvent debtors, or being an incorporated company, if proceedings be begun to wind up the said company, whether compulsorily or voluntarily; or

        (c) an order for winding up or other termination of its corporate existence is made; or

        (d) the Property or any part thereof become vacant or unoccupied for a period of 30 days, or is used by any person or persons other than the Tenant, or for any other purpose than as herein provided, without the written consent of the Landlord; or

        (e) a receiver or receiver-manager with respect to the Tenant or any property of the Tenant is appointed, whether privately or judicially, and whether or not such receiver or receiver manager takes or obtains possession of any property of the Tenant, then and in every such case, at the option of the Landlord, the then current month's Rent and the Rent for the three months next following calculated at the same rate as would have been payable by the Tenant had no such event taken place, shall immediately become due and payable and this Lease shall, at the option of the Landlord, cease and be void and the Term hereby created expire and be at an end, anything herein to the contrary notwithstanding, and the Landlord may re-enter and take possession of the Property as though the Tenant or its servants or other occupant or occupants of the Property were holding over after the expiration of the said Term, and the Term shall be forfeited and void.

        12.2 DETERMINABLE LEASE

        This Lease is entered into on the condition, and it is a term of this Lease, that this Lease and the tenancy created by it shall be automatically determined by, and the Term shall automatically expire upon the making of, a receiving order against the Tenant pursuant to the provisions of the Bankruptcy and Insolvency Act or the Tenant making an assignment pursuant to that Act, to the same extent and effect as if the date of such court order or of the making of the assignment had been the date set for the expiration of the Term.

ARTICLE 13 DEFAULT

        13.1 DEFAULT

        If and whenever:

        (a) the Rent payable hereunder or any part of, whether the same is demanded or not, is not paid when due and remains unpaid for 3 days after written notice thereof to the Tenant; or

        (b) there is a breach or non-observance or non-performance by the Tenant of any covenant, agreement or stipulation herein contained on the Tenant's part to be kept, performed and observed, and any such default on the part of the Tenant shall continue for 10 days after written notice thereof to the Tenant;

then and in every such case, the Landlord, in addition to any other remedy now or hereafter provided herein or by law, at its option may:

        (c) re-enter and relet the Property as more particularly set forth in the immediately following Paragraph; or

        (d) terminate and cancel the Lease forthwith and take possession of the Property,

without any previous notice of intention to re-enter, and may remove all persons and property from the Property and may use such force and assistance for the purposes as aforesaid as the Landlord may deem advisable and such re-entry shall not operate as a waiver or satisfaction in whole or in part of any right, claim or demand arising out of or connected with any breach or violation by the Tenant of any covenant or agreement on its part to be performed. The Tenant hereby waives all claims for damage to or loss of any of the Tenant's property caused by the Landlord in re-entering and taking possession of the Property.

        13.2 RIGHT TO RELET

        Should the Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to relet the Property, and may relet, as agent of the Tenant, the Property or any part thereof for such term or terms which may be for a term extending beyond the Term of this Lease) and at such rent and upon such other terms and conditions as the Landlord, acting reasonably, in its sole discretion, may deem advisable. Upon each such reletting all rent received by the Landlord from such reletting for the unexpired portion of the Term shall be applied, first, to the payment of any costs and expenses of such reletting, including brokerage fees and solicitor's fees and of costs of such alterations and repairs; second, to the payment of Basic Annual Rent and Additional Rent due and unpaid hereunder; and the residue, if any, shall be held by the Landlord and applied in payment of future Basic Annual Rent and Additional Rent as the same may become due and payable hereunder. If such payments received from such reletting during any month are less than that to be paid during that month by the Tenant hereunder, the Tenant shall pay such deficiency to the Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Property by the Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to the Tenant. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

        13.3 RIGHT TO TERMINATE

        If the Landlord at any time terminates this Lease for any breach, in addition to any other remedies it may have, it may recover from the Tenant all damages it may incur by reason of such breach, including the cost of recovering the Property, reasonable solicitor's fees, including the worth at the time of such termination of the excess, if any, of the amount of Basic Annual Rent and Additional Rent charges equivalent to Basic Annual Rent and Additional Rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value of the Property for the remainder of the stated Term, all of which amounts shall be immediately due and payable by the Tenant to the Landlord.

        13.9 NO RELEASE OF LIABILITY

        No action taken by the Landlord in pursuance of this Article, whether under what are generally known as summary proceedings or otherwise, shall absolve, relieve or discharge the Tenant from any liability under this Lease and the terms of this Paragraph shall extend and apply to all covenants and agreements on the part of the Tenant, whether positive or negative.

ARTICLE 14 OVERHOLDING

        14.1 OVERHOLDING

        If the Tenant shall continue to occupy the Property after the expiration of the Term hereby granted or any extensions thereof without the prior written consent of the Landlord, the new tenancy thereby created shall be deemed to be a monthly tenancy and shall be subject to the covenants and conditions contained in this Lease insofar as the same are applicable to a tenancy from month to month, save and except that the Basic Annual Rent shall be as set forth in the immediately following Paragraph.

        14.2 OVERHOLDING RENT

        If a monthly tenancy is created pursuant to the immediately preceding Paragraph the Tenant shall pay to the Landlord monthly payments on account of the Basic Annual

Rent in an amount equal to 150% of the monthly payments on account of the Basic Annual Rent payable during the last Lease Year of the Term before the creation of the monthly tenancy. Additional Rent shall continue to be paid by the Tenant in accordance with the terms of this Lease.

ARTICLE 15 NON-WAIVER AND CUMULATIVE REMEDIES

        15.1 NO WAIVER

        The failure of the Landlord to insist upon strict performance of any covenant, condition or agreement contained in this Lease or to exercise any right or option under this Lease shall not be construed nor operate as a waiver or relinquishment for the future of any such covenant, condition, right or option and no waiver shall be inferred from or implied by anything done or omitted by the Landlord, save only express waiver in writing.

        15.2 RENT FROM THIRD PARTY

        The acceptance of any rent or the performance of any obligation hereunder by a person other than the Tenant shall not be construed as an admission by the Landlord of any right, title or interest of such person as a sub-tenant, assignee, transferee or otherwise in the place and stead of the Tenant.

        15.3 CUMULATIVE REMEDIES

        All remedies of the Landlord under this Lease are cumulative and the exercise by the Landlord of any right or remedy for the default or breach of any term, agreement or covenant shall not be deemed to be a waiver of or to alter or prejudice any other right or remedy to which the Landlord may be lawfully entitled for the same default or breach.

ARTICLE 16 ADVERTISING SIGNS

        16.1 ADVERTISING SIGNS

        The Tenant will not at any time during the Term hereby granted affix or exhibit or permit to be affixed or exhibited upon any part of the Property any sign or other advertising device or other matter or thing of whatever nature except such as shall have complied with all by-laws and regulations applicable thereof and first been approved in writing by the Landlord, such approval not to be unreasonably withheld, and the Tenant shall at all times ensure that such signs or advertising devices are thereafter in accordance with such design and specifications as the Landlord has approved. The Landlord at all times hereinafter will be at liberty to examine the said signs or devices and the Tenant will repair, renew, repaint or strengthen the same upon notice from the Landlord, if the same is required in the Landlord's opinion and if the Tenant shall fail to comply with such notice, the Landlord shall be at liberty to repair, renew, repaint or strengthen such signs or devices and the Tenant shall forthwith upon demand pay to the Landlord the cost, charges and expenses of such renewal, repainting and/or strengthening, but the giving of such notice and the undertaking of such repairs or strengthening by the Landlord shall not be deemed an acknowledgement or admission of any liability or responsibility on the part of the Landlord.

        16.2 INDEMNITY TO LANDLORD

        The Tenant agrees to indemnify and save harmless the Landlord from and against any and all manner of actions or causes of action, damages, loss, costs or expenses which the Landlord may sustain, incur or be put to by reason of any permitted advertising signs now existing or which may hereafter be erected by the Tenant, upon, over, projecting from or above the Property and shall pay the premiums charged upon any bond of indemnity or liability insurance policy in respect of such signs issued upon the demand of any civic, Municipal, government or other authority, provided that such damages, loss, costs or expenses are not caused by the negligence or wilful default by the Landlord of any of the terms of this Lease.

ARTICLE 17 NOTICE AND DEMANDS

        17.1 NOTICES

        Any notice required or contemplated by any provision of this Lease or which the Landlord or Tenant may desire to give to the other shall be sufficiently given by personal delivery, or in the case of emergency by facsimile machine, and otherwise by registered letter, postage prepaid and mailed in one of Her Majesty's Post Offices in Canada and addressed to:

        (a) The Tenant at the address set forth in Subparagraph 1.3(b)(ii) or such other address in British Columbia as the Tenant may, from time to time in writing advise in accordance with the terms of this Paragraph; or

        (b) The Landlord at the address set forth in Subparagraph 1.3(a)(ii) or such other address as the Landlord may, from time to time in writing advise in accordance with the terms of this Paragraph;

and any such notice shall be effective as of the day of such personal delivery or facsimile or if sent by post as of the third day following the date of such posting as the case may be, PROVIDED that if sent by mail, should there be a mail strike, slowdown or other labour dispute which might affect the delivery of such notice, between the time of mailing and the actual receipt of the notice, then such notice shall be effective only if actually delivered. The Landlord, if so requested in writing by a permitted assignee of the Tenant, shall forward a copy of any notice sent to the Tenant to such permitted assignee in the same manner as aforesaid to the said assignee at the address specified in the said notice.

ARTICLE 18 MISCELLANEOUS

        18.1 CONSENTS

        The parties agree that wherever and whenever the approval or consent of the Landlord is required to be obtained, such approval or consent shall not be unreasonably withheld unless otherwise stated in this Lease and may be given by any such officer, agent, committee, person or persons as may from time to time, be nominated or appointed in writing by the Landlord for such purpose, and any such power of nomination or appointment may be delegated by the Landlord, and such nominees, appointees or delegatees shall, subject to the provisions of this Lease, have the right to withhold approval or consent to and may reject any matter or thing submitted for approval or consent, and every such approval or consent shall only be effective if given in writing and may, subject to the terms of this Lease, contain such conditions and stipulations as the Landlord may deem fit.

        18.2 SUCCESSORS AND ASSIGNS

        The parties agree that all grants, covenants, conditions, provisos, agreements, rights, powers, privileges and liabilities contained herein shall be read and construed as granted to, made and reserved by, imposed upon and undertaken by the parties hereto and their respective successors and assigns, subject to the consent of the Landlord being obtained as hereinbefore provided to any assignment or sub-lease by the Tenant and that wherever the singular is used the same shall be construed as meaning the plural where the circumstances so require and that the Landlord may perform any act hereunder in person or by or through an agent but shall remain primarily liable in respect thereof and that in case the Tenant comprises more than one person the said grants, covenants, conditions, provisos, agreements, rights, powers, privileges and liabilities on the part of the Tenant shall be construed and held to be several as well as joint on the part of such persons.

        18.3 RE-EXECUTION

        Each party to this Lease agrees to re-execute this Lease in this form at any time upon the reasonable request of the other.

        18.4 SIGN REMOVAL

        Subject to the provisions of the Lease, upon the termination of this Lease, the Tenant shall if the Landlord so request:

        (a) remove all signs or other identifying marks from the Property and repair any damage resulting from such removal or the original installation, and

        (b) repaint that part of the Property or the building affected by the removal of signage in the existing colour if the Tenant has painted or affixed a sign on the exterior of the Premises.

If the Tenant shall fail to remove all signs, identifying marks and repair any resulting damage and/or fails to repaint the Property as aforesaid, the Landlord may complete such work at the expense of the Tenant and the Tenant shall, upon written demand, forthwith pay to the Landlord the reasonable cost of such removal, repair and repainting.

        18.5 ENFORCEMENT COSTS

        In any action between the Landlord and Tenant seeking enforcement of any of the terms and provisions of this Lease or in connection with the Property, the prevailing party in such action shall be awarded in addition to damages or injunctive or other relief, its reasonable actual costs and expenses, including legal expenses not limited to taxable costs. If the Landlord is the prevailing party in an action to enforce terms and provisions of this Lease, the foregoing amounts shall for greater certainty be deemed to be Rent payable under this Lease.

        18.6 LEASE ADVERTISING

        The Landlord shall have the right, during the last six months of the Term hereby demised or of any renewal thereof, to place upon the Property, in a place which will not interfere with the conduct of the Tenant' s business, a notice or notices of reasonable dimensions stating that the Property is for lease or rent, and the Landlord shall have the right to show the Property to potential tenants upon prior notice and at reasonable times. The Tenant covenants not to interfere with or remove such notices and to cooperate in the showing of the Property to potential tenants and to such agents.

        18.7 SALE ADVERTISING

        The Landlord shall have the right, at any time during the Term hereby demised or any renewal thereof, to place upon the Property or any part of it, in a place which will not interfere with the conduct of the Tenant's business, a notice or notices of reasonable dimensions stating that the Property is for sale, and the right to show the Property and any part of it to potential purchasers of the Property and to agents retained by the Landlord for the purpose of effecting the sale upon prior notice and at reasonable times. The Tenant covenants not to interfere with or remove such notices and to cooperate in the showing of the Property and any part of it to potential purchasers and to such agents.

        18.8 REGISTRATION OF LEASE

        The Landlord is not obligated to provide this instrument in registrable form. The Tenant may register a notice of this Lease but the Tenant shall be responsible for the preparation of all documents, including without limitation preparation of satisfactory plans and shall be responsible for any costs incurred by the Landlord in reviewing the Tenant's documents. If the Tenant intends to register notice of this Lease, then the Tenant shall also be required to leave with the Landlord a Lease Registration Deposit in the amount specified in Subparagraph 1.3(1). Said deposit shall be refundable upon the Landlord's receipt of Lease Discharge documents from the British Columbia Land Titles Office. For greater certainty, the parties agree that any notice of registration of this Lease shall only identify the Property, the Premises and the right of renewal (if applicable) but shall not otherwise contain the business terms of this Lease.

        18.9 HEADINGS

        The headings to the Paragraphs in this Lease, and the words which may appear at the beginning of various Paragraphs in bold, have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or any provisions hereof.

        18.10 ENTIRE CONTRACT

        The Tenant acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease, the Offer to Lease made between the Landlord and the Tenant dated July 3, 1998 and the letters amending the Offer to Lease dated July 14, 1998 and July 16, 1998 respectively and that this Lease, Offer to Lease and the letters amending the Offer to Lease constitutes the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality executed by the Landlord and the Tenant.

        18.11 TIME OF ESSENCE

        Time shall be of the essence of this Lease.

        18.12 APPORTIONMENT OF TAXES AND COSTS

        If the Term of this Lease, or if a Lease Year, does not coincide with the time period with respect to which Taxes or Operating Expenses or any other amounts which are included in Additional Rent are payable or determined, then the amount payable by the Tenant on account of such items shall be determined on a prorated basis.

        18.13 TRANSFER BY LANDLORD

        The Tenant agrees that the Landlord which executed this Lease and any subsequent owner of the Property remains liable for the performance of the Landlord's obligations only during the period of its ownership of the Property, provided that if there is a sale, lease or other disposition by the Landlord, or such subsequent owner, of the Property or any part of it, or an assignment by the Landlord, or such subsequent owner, of this Lease or any interest of the Landlord, or of such subsequent owner, hereunder, then the Landlord, or such subsequent owner, as applicable, will thereupon be relieved of all further liability with respect to its covenants and obligations but only if the purchaser or assignee agrees to be bound by all terms, covenants and obligations of this Lease.

        18.14 JOINT AND SEVERAL

        All parties comprising the Landlord are jointly and severally liable to the Tenant and its successor and assigns for all of the covenants, terms, conditions and obligations of the Landlord set out in this Lease.

ARTICLE 19 OPTION TO RENEW

        19.1 OPTION TO RENEW

        Provided the Tenant has duly, regularly and punctually paid the Rent at the times required under this Lease and has duly, regularly and punctually performed each and every covenant, proviso and agreement herein on the part of the Tenant to be paid and performed, it shall have an Option to Renew this Lease for a further Term of the number of years as is set out in Subparagraph 1.3(e)(iii) with respect to the renewal option, the said option to be exercised by delivering written notice of such exercise to the Landlord not later than six
(6) months prior to the expiration of the then current Term.

        19.2 RENEWAL TERMS

        The renewal Term of this Lease shall be under the same terms and conditions as those contained herein except that:

        (a) any rent free periods, rental concessions, inducements, allowances and other similar items applicable during the initial Term will not apply during any renewal Term;

        (b) the Tenant will accept the Property on an "as is" basis at the commencement of the renewal Term unless otherwise agreed in writing between the Landlord and the Tenant;

        (c) unless expressly set forth in Subparagraph 1.3(e)(iii), there shall be no further Option to Renew; and

        (d) the Basic Annual Rent for the renewal Term, unless otherwise specified in Subparagraph 1.3(e)(iii) will be the fair market Basic Annual Rent as agreed upon by the parties hereto and failing such agreement by a date which is two months prior to the expiration of the immediately preceding Term either party may forthwith submit for binding arbitration the determination of the fair market Basic Annual Rent for that renewal term. Until such fair market Basic Annual Rent is determined, either by agreement or arbitration, Basic Annual Rent shall continue to be paid at the rate applicable in the immediately preceding Lease Year. When a new Basic Annual Rent is determined, either by agreement or arbitration, it shall be retroactive to the commencement of the time period first referenced in this Subparagraph and the Tenant will pay to the Landlord any deficiency on account of Rent that has been and that should have been paid up to the date of the determination within 14 days from the date of the determination. PROVIDED HOWEVER ALWAYS that Basic Annual Rent for the time period subject of this Subparagraph shall in no event be less than the Basic Annual Rent under this Lease for the Lease Year which immediately preceded that time period. The Basic Annual Rent for the time period first set forth in this Paragraph will be paid by equal consecutive monthly instalments equal to one twelfth of the Basic Annual Rent per annum and will be payable on the first day of each and every month after the above referenced agreement or determination.

        19.3 RENT ARBITRATION

        Rent arbitration as above referred to shall be by a sole arbitrator in accordance with the Commercial Arbitration Act of British Columbia, and the cost of the arbitration shall be borne equally by the Landlord and Tenant. The fair market Basic Annual Rent to be determined by the arbitration shall be based on the then current fair market rent for similar premises in similar locations and shall be based on the best use for which the Property may be used subject to applicable Municipal zoning. Fair market rent shall be the rent which would be paid for the Property as between persons dealing in good faith and at arm's length.

ARTICLE 20 INDEMNITY

        20.1 INDEMNITY

        The Indemnifier covenants and agrees:

        (a) to make the due payment of all Rent payable under the Lease in accordance with the terms of the Lease and any renewals, extensions, or continuations thereof or overholding thereunder;

        (b) to effect complete performance of all and singular the terms, covenants, conditions and provisions in the Lease contained on the part of the Tenant to be kept, observed and performed during the original Term and any renewals, extensions or continuations thereof or overholding thereunder, strictly in accordance with the terms of the Lease; and

        (c) to indemnify and save harmless the Landlord from any loss, costs or damages arising out of any failure to perform any of the aforesaid terms, covenants, conditions and provisions in the Lease on the part of the Tenant to be kept, observed and performed, including without limitation the terms and covenants in Article 20.

        20.2 NO RELEASE OF INDEMNITY

        The Indemnifier further agrees that this Indemnity is absolute and unconditional and the obligation of the Indemnifier shall not be released, discharged, mitigated, impaired, or affected by:

        (a) any extensions of time, indulgences or modifications which the Landlord may extend to or make with the Tenant, or with any assignee or subtenant of the Tenant, in respect of the Lease or in the performance of any of the obligations of the Tenant, or such assignee or subtenant, under any one or more of the provisions of the Lease;

        (b) any waiver by, or neglect or failure of the Landlord to enforce any of the terms, covenants, conditions and provisions of the Lease;

        (c) any assignment of the Lease or subletting of the Property by the Tenant or by any trustee, receiver or liquidator or any consent which the Landlord may give to any such assignment or sublease;

        (d) any release or discharge of the Tenant in any receivership, bankruptcy, winding up or other creditors' proceeding or any rejection, disaffirmance or disclaimer of the Lease in any proceeding; or

        (e) any additional security provided to the Landlord from the Tenant or Indemnifier.

        20.3 WAIVER OF NOTICES

        The Indemnifier hereby expressly waives notice of the acceptance of this Indemnity and all notice of non-performance, non-payment or non-observance on the part of the Tenant, or of any assignee or subtenant of the Tenant, of the terms, covenants, conditions and provisions of the Lease.

        20.4 NEW LEASE WITH INDEMNIFIER

        In the event of termination of the Lease in accordance with the terms set forth in this Lease, including without limitation termination in accordance with Paragraph 5.18 or 10.2 or 12.2 or 13.3, other than by surrender voluntarily accepted by the Landlord in writing, or in the event of disclaimer of the Lease pursuant to any statute or court order, then the Indemnifier agrees that forthwith upon demand from the Landlord the Indemnifier shall execute a new lease of the Property between the Landlord and the Indemnifier as lessee for a period equal in duration to the remaining residue of the then current Term, (whether the original Term or any renewal Term) or which would have remained except for the termination, unexpired from the date of such termination at the same Basic Annual Rent and Additional Rent and with the same covenants and provisions as are reserved and contained in the Lease.

        20.5 JOINT AND SEVERAL OBLIGATION

        The Indemnifier agrees and covenants with the Landlord that, without limiting the generality of and in addition to the foregoing, the Indemnifier is jointly and severally bound with the Tenant for the fulfilment of all obligations, covenants and agreements of the Tenant under this Lease in the same manner as though the Indemnifier were the Tenant named in the Lease. The Indemnifier covenants with the Landlord that in the enforcement of its rights hereunder the Landlord may proceed against the Indemnifier as if the Indemnifier were named the Tenant under the Lease, as principal obligor and not as surety, and any notice given by the Landlord to the Tenant shall be deemed to have been given also to the Indemnifier.

        20.6 WAIVER OF RECOURSE

        The Indemnifier hereby expressly waives any right to require the Landlord to proceed against the Tenant or to proceed against or to exhaust any security held or acquired by the Landlord from the Tenant to pursue any other remedy whatsoever which may be available to the Landlord; before proceeding against the Indemnifier.

        20.7 RECEIPT

        The Indemnifier acknowledges that it has received a copy of the Lease.

        20.8 NO MODIFICATIONS

        No modification of this Indemnity shall be effective unless the same is in writing and signed by the Indemnifier and the Landlord.

        20.9 AUTHORITY

        The Indemnifier covenants with the Landlord that the Indemnifier has the necessary power to give the Indemnity contained herein.

        20.10 JOINT AND SEVERAL LIABILITY OF INDEMNIFIERS

        If there is more than one person or party as Indemnifier hereunder, the obligations and liabilities of such persons or parties hereunder shall be joint and several obligations and liabilities of such persons.

        20.11 LEASE REFERENCES

        Wherever reference is made in this Indemnity to the Lease, such reference shall be deemed to refer to and include the Lease, any amendment thereto and any renewal or assignment of it.

        20.12 HEIRS AND EXECUTORS

        All of the terms, agreements and conditions of this Indemnity shall extend to and be binding upon the Indemnifier and the Indemnifier's heirs, executors, administrators, successors and assigns, and shall enure to the benefit of and may be enforced by the Landlord, their heirs, executors, administrators, successors and assigns.

ARTICLE 21 HAZARDOUS SUBSTANCE

        21.1 HAZARDOUS SUBSTANCE

        The Tenant shall not bring or permit or suffer to be brought into the Property, and shall not use in any way, permit or suffer the use of the Property or any part thereof to either directly or indirectly prepare, produce, use, generate, manufacture, refine, treat, transport, store, maintain, handle, dispose of, transfer, process, release or permit any other dealing with, any Hazardous Substance unless it has received the prior written consent of the Landlord, which may be unreasonably or arbitrarily withheld. Any substance which the Landlord permits the Tenant to treat, store, transfer or dispose of must be dealt with in strict compliance with all Environmental Laws and environmental permits. The Tenant shall not release and shall not permit the release of any Hazardous Substance into any soil, water courses, culverts, drains or sewers except in accordance with all Environmental Laws and environmental permits. At its own cost, risk and expense, the Tenant shall strictly comply with all Environmental Laws and environmental permits from time to time in force regulating the manufacture, use, storage, transportation, treatment, disposal, release or other dealing with Hazardous Substance by the Tenant to which the Landlord has consented.

        21.2 HAZARDOUS SUBSTANCE PROPERTY OF TENANT

        If any Hazardous Substance is brought onto the Property or created upon the Property during the Term of this Lease, such Hazardous Substance shall be the sole and exclusive property of the Tenant and not of the Landlord, notwithstanding the degree of affixation of the Hazardous Substance or the goods containing the Hazardous Substance to the Property and notwithstanding the expiry or sooner termination of this Lease.

        21.3 REMOVAL OF HAZARDOUS SUBSTANCE

        On or before the expiration or sooner termination of this Lease, the Tenant will remove all Hazardous Substance which have been brought onto or created upon the Property during the Term of this Lease, whether by the Tenant or any other person, other than the Landlord, including without limitation any Hazardous Substance which may have been released or deposited into the soil or ground water.

        21.4 NOTICE OF HAZARDOUS SUBSTANCE

        The Tenant will advise the Landlord forthwith of any release of any Hazardous Substance on the Property or from any part of the Property to any adjacent property and will provide the Landlord with all information, notices, reports and other documents it has regarding such release and the remediation steps being undertaken by the Tenant with respect to such release or as may reasonably be required by the Landlord of the Tenant.

        21.5 RESTORATION AFTER CONTAMINATION

        If the presence of any Hazardous Substance or any other substance on the Property for which the Tenant is responsible under this Lease results in any contamination of the Property or adjacent properties, the Tenant shall promptly take all actions at its sole risk and expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Substance or other substance onto the Property and to remedy the contamination of the adjacent property.

        21.6 CLEANUP COSTS INDEMNITY

        In addition to any other indemnity found in this Lease, the Tenant will be completely liable for and will and does hereby indemnify and save harmless the Landlord from all cost or recovery, cleaning, cleanup costs and remediation charges, fees, penalties or damages, whether civil or criminal, and any expense with respect thereto, arising from cost recovery actions or required by any decree, directive or order from any government authority relating to the treatment, storage, disposal or transportation of Hazardous Substance on or from the Property by the Tenant, its employees, agents, contractors or others whom the Tenant permits to enter onto the Property or for whom the Tenant is responsible in law. The Tenant's obligations to observe or perform the covenants in this Article shall survive the expiration or other termination of this Lease and any limitation periods prescribed by applicable law.

        21.7 RECORDS

        The Landlord may at any time and from time to time on five days prior written notice to the Tenant have:

        (i)     the Property,

        (ii) any records reasonably considered to be relevant for the purpose of identifying the existence, nature and extent of any Hazardous Substance on the Property, and

        (iii)   the Tenant's use, storage and disposal of such Hazardous
                Substance,

inspected by an environmental consultant, and the Tenant agrees to co-operate with the consultant in its performance of each such inspection. In exercising such right of inspection, neither the Landlord nor its consultant shall unreasonably interfere with the Tenant's use and occupation of the Property. If the consultant, acting reasonably, determines following any such inspection that further testing or investigation is required in order to monitor the Tenant's compliance with all Environmental Law relating to the use, storage and disposal of any Hazardous Substance, the Landlord may at its own option require the Tenant, at the Tenant's expense, to arrange for such testing or investigation, or may arrange for such testing or investigation itself, in which case the Landlord's reasonable costs of any such testing or investigation shall be paid by the Tenant to the Landlord within 30 days after receipt of any invoice on account thereof.

        21.8 CLEANUP PLANS

        If any government authority shall require the clean up of any Hazardous Substance or other contamination held, released, spilled, abandoned or placed upon the Property by the Tenant or those for whom it is, in law, responsible or on any other lands or released, spilled, leaked, pumped, poured, emitted, emptied, discharged, injected, escaped, leached, disposed or dumped into the environment by the Tenant in the course of the Tenant's business or as a result of the Tenant's use or occupancy of the Property, then the Tenant shall, at its own risk and expense, prepare all necessary studies, plans and proposals and submit same for approval, shall provide all bonds and other security required by governmental authority and shall carry out the work required and keep the Landlord fully informed and shall provide to the Landlord full information with respect to proposed plans and comply with the Landlord's reasonable requirements with respect to such plans. The Tenant further agrees that if the Landlord determines, acting reasonably, that the Building, the Property, the Landlord or the Landlord's reputation is placed in any jeopardy by the requirements for any such work, the Landlord may itself undertake such work or any part thereof at the reasonable cost and expense of the Tenant which cost shall be paid by the Tenant within 30 days after receipt of an invoice on account thereof.

        21.9 INDEMNITY TO LANDLORD

        The Tenant hereby indemnifies and saves harmless the Landlord, its directors, officers, employees and agents and the successors and permitted assigns of the Landlord from and against all loss and expense and from and against all claims, demands, actions, suits or other proceedings, judgments, damages, penalties, fines, costs and liabilities, including, without limitation, any reduction in the market value of the Property, damages for loss or restriction in use of leasable or useable space or of any amenity of the Property, damages arising from any adverse impact on marketing of space and sums paid in settlement of claims, legal fees, consultants' fees and experts' fees which arise during or after the Term and are in any manner based upon, arise out of or are connected with the presence or suspected presence of any Hazardous Substance in, upon, above or under the Property and any other contamination which exists on or under the Property or which has escaped from the Property, including, without limitation, costs incurred in connection with any investigation of site conditions or any clean up, remedial, removal or restoration work required by any governmental authority including that resulting from waste, unhealthful, hazardous or dangerous conditions caused by, contributed to or aggravated by the Tenant or any permitted transferees, violation of any Environmental Laws or environmental permits pertaining to Hazardous Substance. In addition, without limitation, the Tenant further expressly agrees to compensate the Landlord for any and all costs incurred for the removal of Hazardous Substance from the Property even in the absence of an order requiring such removal and notwithstanding that such Hazardous Substance may be stored on the Property in compliance with all Environmental Laws or environmental permits.

        21.10 SURVIVAL OF INDEMNIFICATION

        The Tenant hereby expressly agrees that this indemnification shall survive the expiration or earlier termination of this Lease and that any statutory limitation periods on actions to enforce the obligations contained in this Article 21 shall not be deemed to commence until the Landlord actually discovers any such circumstances as may give rise to their enforcement and the Tenant hereby knowingly and voluntarily waives the benefits of any shorter limitation period. Upon the default of the Tenant under this Article, the Landlord shall be entitled to terminate this Lease and/or recover from the Tenant any and all loss and expense associated with the said default, in addition to any other rights and remedies of the Landlord.

        21.11 TENANT NOT LIABLE

        Notwithstanding anything to the contrary provided in this Article, the Tenant shall not be liable for any Hazardous Substance in or on the Property which was deposited and/or released or caused to be deposited and/or released into or onto the Property by the Landlord or those for whom it is, in law, responsible nor shall the Tenant be liable for any Hazardous Substance deposited or released into or onto the Property prior to the date on which the Tenant occupied the Property, unless such Hazardous Substance was deposited or released into or onto the Property by the Tenant or those for whom it is, in law, responsible.

ARTICLE 22 DEFINITIONS

        22.1 DEFINITIONS

        In this Lease, the following words, phrases and expressions are used with the meanings defined as follows:

        (a) "Additional Rent" means any and all monies to be paid by the Tenant to the Landlord pursuant to the Lease, other than Basic Annual Rent;

        (b) "Architect" means the architect or other party performing similar function from time to time named by the Landlord. The Architect will be duly licensed and qualified to practice in the Province in which the Property is located. The decision of the Architect whenever required by this Lease (or requested by the Landlord) and any related certificate will be rendered in accordance with generally accepted architectural practices and procedures and will be final and binding;

        (c) "Area of the Premises" or "Rentable Area of the Premises" means the area (expressed in square feet, or at the Landlord's option, in square meters) as certified by an Architect, of the Premises measured from the exterior face of all exterior walls, doors and windows. The Area of the Premises includes all interior space and there shall be no deduction or exclusion for any space occupied by or used for columns, stairs or other interior construction or equipment, nor shall there be any deduction for columns or projections necessary for the Building. Where a front or entrance of Premises is recessed from the demising lines shown on the plan annexed hereto as Schedule "A", the area of such recess shall, for the purposes of the calculation of the Area of the Premises only, be a part of the Premises and within the Area of the Premises;

        (d) "Availability Date" means the date on which the Property has been substantially completed and made available for occupancy by the Tenant;

        (e) "Basic Annual Rent" means the payments referenced in Subparagraph 3.1(a);

        (f) "Building" means any structure, improvement or building situate on and forming part of the Property;

        (g) "Capital Tax" means an imputed amount presently or hereafter imposed from time to time upon the Landlord and payable by the Landlord and which is levied or assessed against the Landlord on account of its ownership of or capital employed in the Property. Capital Tax will be imputed as if the amount of such tax were that amount due if the Property were the only real property of the Landlord and Capital Tax includes the amount of any capital or place of business tax or other tax or assessment levied by the provincial government, federal government or other applicable Taxing Authority against the Landlord whether or not known as Capital Tax, Large Corporations Tax or by any other name;

        (h) "Civic Address of the Property" has the meaning set forth in Subparagraph 1.3(d)(ii);

        (i) "Commencement Date" means, subject to Subparagraph 2.1(b), the date as set out Subparagraph 1.3(f);

        (j) "Environmental Laws" means any statutes, laws, regulations, orders, bylaws, standards, guidelines, permits, and other lawful requirements of any governmental authority having jurisdiction over the Property now or hereafter in force relating in any way to the environment, health, occupational health and safety, or transportation of dangerous goods, including the principles of common law and equity;

        (k) "Hazardous Substance" means any contaminant, pollutant, dangerous or potentially dangerous, corrosive, noxious or toxic substances, hazardous waste, flammable or explosive or radioactive material, urea formaldehyde foam insulation, goods, equipment or materials containing asbestos or PCBs or any other materials declared or defined to be hazardous, toxic, special waste, contaminants, dangerous goods, deleterious substances or pollutants in, or which at any time during the Term are regulated as a threat or are capable of posing a threat to public health or the environment under or pursuant to, any applicable laws, regulations, requirements or guidelines in the Province of British Columbia, including any applicable laws, regulations, requirements or guidelines of the Federal Government of Canada or of the Government of the Province of British Columbia or of the Municipality or of any other lawful governmental authority having jurisdiction thereto;

        (1) "Indemnifier" means the person or persons who has or have executed or agreed to execute this Lease as Indemnifier;

        (m) "Landlord" means at any time in question, the then current registered and beneficial owner or owners of the freehold or leasehold title to the Property;

        (n)     "Lease" means this agreement and all Schedules attached hereto;

        (o) "Lease Registration Deposit" means the amount set forth in Subparagraph 1.3 (1);

        (p)     "Lease Void Date" means the date set forth in subparagraph
                1.3(h);

        (q) "Lease Year" means each consecutive twelve month period of the Term commencing on the Commencement Date. The last Lease Year shall end on the last day of the Term and accordingly the last Lease Year may be less than twelve months;

        (r) "Mortgagee" means any mortgagee, chargee or other encumbrancer (including any trustee for bondholders) from time to time, of the Property or any part of it, or of the Landlord's interest in it;

        (s) "Municipality" means the municipality or city within which the Property is situate and likewise the word "Municipal" refers to such municipality or city;

        (t) "Operating Expenses" means the total amounts reasonably incurred, paid or payable, whether by the Landlord or by others on behalf of the Landlord, for the maintenance, operation, repair, replacement, management and administration of the Property. Operating Expenses include, without limitation and without duplication or profit, the aggregate of:

                (i) the total annual costs and expenses of insuring the Property and all improvements on it and all equipment, pylon and other signs(s) and other property servicing the Property or any part of it from time to time;

                (ii) the cost of gas, power, water, sewer, electricity, communications and all other utilities and services with respect to the Property, including those for heating and air-conditioning, (if any), together with the direct cost of administering such utilities and services;

                (iii) the cost of repairs, maintenance and replacements with respect to the Property including structural repairs and maintenance (but excluding repairs necessitated by structural defects), such cost to include, without limitation the cost of painting, repairs and maintenance of the roof of any Building on the Property, sanitary control, refuse disposal, gardening, landscaping on the Property, and rental of signs relating to the Property;

                (iv) the cost of the wages and salaries paid to on-site maintenance, operating, supervisory and security personnel, including payments for workers' compensation, unemployment insurance, vacation pay, Canada Pension Plan and any other fringe benefits, engaged for purposes of maintenance, operation, supervision or security with respect to the Property;

                (v) the cost of independent service contracts entered into with respect to the Property for purposes of providing maintenance, operation, repair, replacement, supervision and security, including without limitation, service and maintenance contracts for inspection, servicing or maintenance of elevators, escalators, air-conditioning, heating, mechanical and electrical equipment, landscaping and parking, and the cost of supplies and equipment used in connection therewith;

                (vi) the cost of cleaning, snow removal, garbage and waste collection and disposal, the costs of security and supervision, the wages and salaries of on-site personnel and any associated costs thereof, parking lot striping and landscaping, and the cost of all utilities consumed in the operation of the Property:

                (vii) the cost of the purchase and rental of any equipment and signs, and the cost of supplies, used by the Landlord in the maintenance and operation of the Property;

                (viii) Subparagraph 22.1(t)(viii) has been intentionally deleted and shall be of no effect;

                (ix) Subparagraph 22.1(t)(ix) has been intentionally deleted and shall be of no effect;

                (x) all other costs, charges and other expenses incurred by the Landlord in maintaining, operating, replacing, servicing and repairing the Property;

                (xi) depreciation or amortization of, including without duplication, the cost of the repair and replacement of all equipment, meters and other fixtures, equipment and facilities, including sprinkler and irrigation systems, heating, ventilating and air-conditioning equipment, the roof membrane and asphalt paving in the parking lot areas, serving or comprising the Property which by their nature require periodic or substantial repair or replacement, unless the Landlord in its sole discretion charges the cost fully in the Lease Year in which they are incurred;

                (xii) all Taxes, business taxes, all Capital Taxes as they relate to or are allocated by the Landlord to the Property and any improvements on the Property and business transfer and other taxes and similar charges allocated by the Landlord to the Property, except Taxes payable by the Tenant pursuant to Paragraph 5.27;

        From the total of the above costs, there is deducted or excluded:

                (i) net proceeds received by the Landlord from insurance policies taken out by the Landlord to the extent that the proceeds relate to Operating Expenses;

                (ii) interest on debt or capital retirement of debt and all other debt service charges;

                (iii) costs relating to the original construction of the Building and the original installation by the Landlord of fixtures, equipment and facilities serving the Building including, without limitation, costs allocable to the repair of construction defects and structural defects and of damage caused thereby;

                (iv) costs recoverable by the Landlord pursuant to contractor's warranties;

                (v) any amounts directly chargeable by the Landlord to any other tenants of the Property or to third parties; and

                (vi) taxes on income, profits or excess profits assessed upon the income of the Landlord or any other taxes personal to the Landlord;

        (u) "Premises" means that part of the Property outlined in red in Schedule "A";

        (v) "Property" means the land more particularly described in Schedule "B" and includes all improvements on that land, including without limitation any Building on the Property;

        (w) "Rent" means all Basic Annual Rent and Additional Rent payable under this Lease;

        (x)     "Rental Deposit" means the amount set forth in Subparagraph
                1.3(k)(i);

        (y) "Sales Taxes" means any and all taxes, fees, levies, charges, assessments, rates, duties and excises (whether characterized as sales taxes, purchase taxes, value-added taxes, goods and services taxes) which the Landlord is liable to pay, or to collect from the Tenant, and which are levied, rated or assessed on the act of entering into this Lease or otherwise on account of this Lease, on the use or the occupancy of the Property or any portion thereof, on the Rent (whether Basic Annual Rent or Additional Rent) payable under this Lease or any portion thereof or in connection with the business of renting the Property or any portion thereof, but excluding the Landlord's income tax and other taxes personal to the Landlord. If the Sales Taxes are reduced by reason of any exemption or deduction to which the Landlord is entitled by virtue of:

                (i) the payment by the Landlord of any taxes, fees, levies, charges, assessments, rates, duties or excises upon the purchase price of any lands or of any interest therein whether before, concurrently with or after the execution and delivery of this Lease, or

                (ii) the payment by the Landlord of any taxes, fees, levies, charges, assessments, rates, duties or excises with respect to rents, additional rents and any other amounts payable by the Landlord as a tenant under any lease whether such lease is now existing or arises after the date of the execution and delivery of this Lease, then the Sales Taxes shall be deemed to be the amount which would have been imposed on the Landlord with respect to the Rent (whether Basic Annual Rent or Additional

Rent) payable by the Tenant to the Landlord under this Lease had no such exemption or deduction been permitted;

        (z) "Taxes" means all real property taxes, rates, local improvement taxes, duties and assessments, impost charges or levies, whether general or special, that are levied, rated, charged or assessed against the Property or any part thereof or any improvements thereon or forming part thereof, or upon the Landlord on account of its interest in the Property, from time to time by any lawful Taxing Authority, whether federal, provincial, Municipal, school or otherwise, and includes any taxes, rates, duties, assessments or charges or other amounts which are or may in the future be imposed in lieu thereof, or in addition thereto, whether of the foregoing character or not and whether in existence at the Commencement Date or not, and all costs, fees and expenses incurred by the Landlord in contesting Taxes or in negotiating with taxing authorities with respect to Taxes. Taxes also include all interest incurred by the Landlord on tax-related payments made in excess of then current recoveries from the Tenant of the Property;

        (aa) "Taxing Authority" means any duly constituted governmental authority whether federal, provincial, regional, Municipal or otherwise, legally empowered to impose taxes, rates, assessments or charges on, upon or in respect of the Property or any part of it or property thereon;

        (ab) "Term" means the term of this Lease as set forth in Subparagraph 1.3(e) and if this Lease is renewed in accordance with the Option to Renew as set forth in the Lease then "Term" after the expiry of the initial Term shall mean the applicable renewal Term; and

        (ac) "Termination Date" means, unless earlier terminated in accordance with this Lease and subject to Subparagraph 2.1(b), the date as set out in Subparagraph 1.3(g).

        IN WITNESS WHEREOF the parties hereto have hereunto caused their respective corporate seals to be affixed in the presence of their proper signing officers, duly authorized in that behalf, the day and year first above written.

THE COMMON SEALS of the Landlord,
RIVERPOINTE STRATEGIES
PARTNERSHIP were hereunto affixed in
the presence of:

531968 B.C. LTD.                                               C/S


---------------------------------------
Authorized Signatory

                                                               C/S


RIVERPOINT BUSINESS PARK LTD


---------------------------------------
Authorized Signatory


Date
    -----------------------------------

THE COMMON SEAL of the Tenant,
CANADIAN SPRINGS WATER
COMPANY was hereunto affixed in the
presence of:

                                                               C/S

---------------------------------------
Authorized Signatory


Date
    -----------------------------------

THE COMMON SEAL of the Indemnifier,
SPARKLING SPRING WATER LIMITED
was hereunto affixed in the presence of:

                                                               C/S

---------------------------------------
Authorized Signatory


Date
    -----------------------------------

                                  SCHEDULE "A"

                                      (MAP)

                                  SCHEDULE "B"

                                 (TITLE SEARCH)

                                  SCHEDULE "C"

                                  SCHEDULE "C"

                            OPTION TO EXPAND PREMISES

The Tenant shall have the option to expand the Premises by approximately 20,000 square feet ("Expansion Area") at any time during the original Term of this Lease or any renewals thereof provided that it is not in breach of this Lease at the time it exercises this option. The Tenant shall provide the Landlord with written notice of its intent to exercise this Option to Expand Premises.

The Basic Annual Rent for the Expansion Area shall be an amount mutually agreed upon by the Landlord and the Tenant and failing such an agreement by a date which is fourteen (14) days past the date on which the Tenant has exercised this option to Expand Premises, the parties hereto shall forthwith submit for binding arbitration by a sole arbitrator in accordance with the Commercial Arbitration Act of British Columbia. The cost of such arbitration shall be borne equally by the Landlord and the Tenant.

Upon the determination of the Basic Annual Rent for the Expansion Area, either by agreement or arbitration, the Landlord shall forthwith prepare building plans (to be approved by the Tenant acting reasonably) and construct the Expansion Area. The resulting increase in Basic Annual Rent and Area of Premises shall become effective upon the substantial completion of the Expansion Area as determined by the Landlord and the Tenant, both acting reasonably. The Landlord and the Tenant mutually agree to execute an Addendum to this Lease to reflect these increases.

In the event that, upon substantial completion of the Expansion Area, the remaining Lease Term is less than five (5) years the parties hereto mutually agree to extend the then current Lease Term to a period of no less than five (5) years commencing on the first day of the month next following the date of the substantial completion of the Expansion Area. The Basic Annual Rent for the extended potion of the Lease Term shall be fair market Basic Annual Rent as negotiated and mutually agreed upon by the Landlord and the Tenant and failing such an agreement by a date which is fourteen (14) days past the date on which the Tenant has exercised its option to expand the Premises, the matter shall be resolved in accordance with the Commercial Arbitration Act of British Columbia as outlined herein. PROVIDED HOWEVER ALWAYS that the Basic Annual Rent for the extended portion of the Lease Term shall in no event be less than the Basic Annual Rent under this Lease for the twelfth year of the Lease Term. The extended Lease Term and negotiated or arbitrated Basic Annual Rent shall be reflected in the aforementioned Lease Addendum.

                                  SCHEDULE "D"

                                  SCHEDULE "D"

                               OPTION TO RELOCATE

If during the Term of this Lease the Tenant has exercised the Option to Expand Premises as outlined in Schedule "C" herein and the expansion area has been substantially completed, the Tenant shall have the option to relocate to an existing facility owned by the Landlord or a related company, or to a new facility to be constructed for the Tenant and to be owned by the Landlord or a related company, provided that in either case the facility is at least 100,000 square feet in area ("Relocated Premises") and the Tenant is not in breach of this Lease at the time it exercises this option to Relocate. The Tenant shall provide the Landlord with written notice of its intent to exercise this Option to Relocate.

The Landlord (or related company) the Tenant will use their best efforts and act reasonably in negotiating a new lease for the Relocated Premises and the lease for the Relocated Premises shall be based on the same terms and conditions as this Lease to the greatest extent possible save for the Basic Annual Rent, the Option to Expand Premises and this Option to Relocate.

Upon the commencement of the lease for the Relocated Premises this Lease shall be rendered terminated and of no further effect, however, if the Landlord (or related company), using its best efforts, is not able to accommodate the Tenant's requirements this option to Relocate shall become null and void and this Lease shall remain in full force and effect.

                                      LEASE

BETWEEN:

                       RIVERPOINTE STRATEGIES PARTNERSHIP

                                (THE "LANDLORD")

                                                               OF THE FIRST PART

AND:

                         CANADIAN SPRINGS WATER COMPANY

                                 (THE "TENANT")

                                                              OF THE SECOND PART

AND:

                         SPARKLING SPRING WATER LIMITED

                               (THE "INDEMNIFER")

                                                               OF THE THIRD PART

                                TABLE OF CONTENTS

                            ONE TENANT, ONE PROPERTY

ARTICLE 1.        GRANT AND BASIC TERMS...............................................1
        1.1       Grant...............................................................1
        1.2       Reservation.........................................................2
        1.3       Basic Terms.........................................................2

ARTICLE 2.         TERM OF LEASE......................................................5
        2.1       Term................................................................5
        2.2       State of Property...................................................6

ARTICLE 3.         BASIC ANNUAL RENT, ADDITIONAL RENT, DEPOSIT........................6
        3.1       Rent................................................................6
        3.2       Arbitration of Rent.................................................7
        3.3       Rental Deposit......................................................7
        3.4       Deposit Application.................................................7
        3.5       Additional Rent.....................................................8
        3.6       No Deductions.......................................................8
        3.7       Net Lease...........................................................8
        3.8       Postdated Cheques...................................................8
        3.9       Interest............................................................9
        3.10      Rent Abatement......................................................9

ARTICLE 4.        USE OF THE PROPERTY.................................................9
        4.1       Use of Property.....................................................9
        4.2       Conduct of Business.................................................9

ARTICLE 5.         TENANT'S COVENANTS.................................................9
        5.1       Rent...............................................................10
        5.2       Utilities..........................................................10
        5.3       Sales Taxes........................................................10
        5.4       Repairs............................................................10
        5.5       View Repairs.......................................................11
        5.6       Make Repairs.......................................................11
        5.7       Condition at Lease End.............................................11
        5.8       Maintenance Contractor.............................................11
        5.9       Glass..............................................................11
        5.10      Overload...........................................................11

        5.11      Nuisance...........................................................12
        5.12      Assignment, Subletting, Change in Control..........................12
        5.13      Termination Option on Assignment...................................12
        5.14      Bylaws.............................................................13
        5.15      Tenant Insurance...................................................13
        5.16      Blanket Insurance..................................................13
        5.17      Landlord Insurance.................................................14
        5.18      Increased Insurance................................................14
        5.19      Uninsured Damage...................................................15
        5.20      Refuse.............................................................15
        5.21      Liens..............................................................15
        5.22      Claim Waiver.......................................................16
        5.23      Indemnity From Tenant..............................................16
        5.24      Furnace............................................................16
        5.25      Auction............................................................16
        5.26      Default Costs......................................................16
        5.27      Taxes..............................................................17
        5.28      Tax Estimate.......................................................17
        5.29      Tax Adjustment.....................................................17
        5.30      Improvement Taxes..................................................18
        5.31      Tenant's Business Taxes............................................18
        5.32      Proof of Tax Payment...............................................18
        5.33      Reimburse Landlord.................................................18
        5.34      Operating Expenses.................................................18
        5.35      Operating Expenses Reconciliation..................................19
        5.36      Management Fee.....................................................19
        5.37      Payment By Landlord................................................19

ARTICLE 6         LANDLORD'S COVENANTS...............................................19
        6.1.      Quiet Enjoyment....................................................19
        6.2       Title..............................................................20
        6.3       Taxes..............................................................20
        6.4       Repairs............................................................20
        6.5       Insurance..........................................................20
        6.6       Supplier's Warranties..............................................20
        6.7       Compliance With Laws...............................................21
        6.8       Compliance With Non-Financial Charges..............................21

ARTICLE 7         IMPROVEMENTS AND ALTERATIONS.......................................21
        7.1       Alterations........................................................21
        7.2       Restoration........................................................21
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
        7.3       Removal of Goods...................................................22

ARTICLE 8         GENERAL INDEMNIFICATION AND LIMITATION OF LIABILITY................22
        8.1       Landlord Not Liable................................................22
        8.2       Consequential Damage...............................................23
        8.3       Reciprocal Indemnity...............................................23
        8.4       Landlord Right to Perform Tenant's Covenant........................23

ARTICLE 9         SUBORDINATION AND STATUS CONFIRMATION..............................24
        9.1       Subordination......................................................24
        9.2       Estoppel Certificates..............................................24

ARTICLE 10        DAMAGE TO THE PROPERTY.............................................25
        10.1      Damage.............................................................25
        10.2      Damage Due to Tenant's Acts........................................27
        10.3      Damage to Improvements.............................................27

ARTICLE 11        EXPROPRIATION......................................................28
        11.1      Expropriation......................................................28

ARTICLE 12        BANKRUPTCY, INSOLVENCY OR EXECUTION................................28
        12.1      Insolvency.........................................................28
        12.2      Determinable Lease.................................................29

ARTICLE 13        DEFAULT............................................................29
        13.1      Default............................................................29
        13.2      Right to Relet.....................................................30
        13.3      Right to Terminate.................................................31
        13.9      No Release of Liability............................................31

ARTICLE 14        OVERHOLDING........................................................31
        14.1      Overholding........................................................31
        14.2      Overholding Rent...................................................31

ARTICLE 15        NON-WAIVER AND CUMULATIVE REMEDIES.................................32
        15.1      No Waiver..........................................................32
        15.2      Rent From Third Party..............................................32
        15.3      Cumulative Remedies................................................32

ARTICLE 16        ADVERTISING SIGNS..................................................32
        16.1      Advertising Signs..................................................32
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
        16.2      Indemnity to Landlord..............................................33

ARTICLE 17        NOTICE AND DEMANDS.................................................33
        17.1      Notices............................................................33

ARTICLE 18        MISCELLANEOUS......................................................34
        18.1      Consents...........................................................34
        18.2      Successors and Assigns.............................................34
        18.3      Re-execution.......................................................34
        18.4      Sign Removal.......................................................34
        18.5      Enforcement Costs..................................................35
        18.6      Lease Advertising..................................................35
        18.7      Sale Advertising...................................................35
        18.8      Registration of Lease..............................................36
        18.9      Headings...........................................................36
        18.10     Entire Contract....................................................36
        18.11     Time of Essence....................................................36
        18.12     Apportionment of Taxes and Costs...................................37
        18.13     Transfer By Landlord...............................................37
        18.14     Joint and Several..................................................37

ARTICLE 19        OPTION TO RENEW....................................................37
        19.1      Option to Renew....................................................37
        19.2      Renewal Terms......................................................37
        19.3      Rent Arbitration...................................................38

ARTICLE 20        INDEMNITY..........................................................39
        20.1      Indemnity..........................................................39
        20.2      No Release of Indemnity............................................39
        20.3      Waiver of Notices..................................................40
        20.4      New Lease With Indemnifier.........................................40
        20.5      Joint and Several Obligation.......................................40
        20.6      Waiver of Recourse.................................................41
        20.7      Receipt............................................................41
        20.8      No Modifications...................................................41
        20.9      Authority..........................................................41
        20.10     Joint and Several Liability of Indemnifiers........................41
        20.11     Lease References...................................................41
        20.12     Heirs and Executors................................................41
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
ARTICLE 21        HAZARDOUS SUBSTANCE................................................42
        21.1      Hazardous Substance................................................42
        21.2      Hazardous Substance Property of Tenant.............................42
        21.3      Removal of Hazardous Substance.....................................42
        21.4      Notice of Hazardous Substance......................................42
        21.5      Restoration After Contamination....................................43
        21.6      Cleanup Costs Indemnity............................................43
        21.7      Records............................................................43
        21.8      Cleanup Plans......................................................44
        21.9      Indemnity to Landlord..............................................44
        21.10     Survival of Indemnification........................................45
        21.11     Tenant Not Liable..................................................45

ARTICLE 22        DEFINITIONS........................................................45
        22.1      Definitions........................................................45
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